Exhibit 10.1
GENERAL MILLS, INC. PERFORMANCE
STOCK UNIT AWARD AGREEMENT

GRANT DATE:
PARTICIPANT: [CEO]
PERNR:
TARGET NUMBER OF UNITS SUBJECT TO AWARD:
PERFORMANCE PERIOD:
EXPIRATION DATE OF RESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"),
and is subject to the terms and conditions contained in the Plan document and this
Performance Stock Unit Award Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii)
hereby accepts the Performance Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Performance
Stock Units and/or does not consent and agree to the terms and conditions on which the
Performance Stock Units are offered, as set forth in this Agreement and the Plan, then the
Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.
THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this
Agreement are referred to as the “Performance Stock Units”. The number of Performance Stock
Units earned by the Participant for the Performance Period will be determined at the end of the
Performance Period based on the level of achievement against the Performance Measures and conditions in accordance with Attachment A. The number of shares of Stock the Participant is paid is dependent on the number of Performance Stock Units earned and satisfactory completion of the service requirements described herein. Whether, and the extent to which Performance Measures have been satisfied at the end of the Performance Period shall be certified by the Compensation &
Talent Committee before any payment is made, and all such determinations shall be made by the
Compensation & Talent Committee in its sole discretion. For each Performance Stock Unit earned and vested, if any, at the Expiration Date of the Restricted Period, one share of the Company’s Stock shall be issued to the Participant on the Expiration Date of the Restricted Period, subject to any additional restrictions or holding requirements in Attachment A. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.
2.Vesting of Performance Stock Units; Forfeiture of Performance Stock Units.
(a)Vesting Schedule. The Performance Stock Units shall vest on the Expiration Date of the
Restricted Period set forth above (“Vesting Date”) subject to the terms of this Agreement and the Plan.
(b)Forfeiture of Performance Stock Units. The Participant acknowledges that the
Performance Stock Units awarded hereunder are subject to forfeiture if the Participant’s employment with the Company or any subsidiary or affiliate of the Company terminates under certain circumstances before the Vesting Date, as herein provided.
(i)Resignation or Termination for Cause. If the Participant’s employment with the
Company or any subsidiary or affiliate of the Company is terminated by either (i)
resignation, or (ii) a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then these Performance Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited in their entirety. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Involuntary Termination/ Early Retirement. If the Participant’s employment by the
Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i), (iv) or (v) in this section 2, and upon the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company, or if the
Participant retires on or after age 55 but before age 62, this Award shall be payable on the Expiration Date of the Restricted Period with a value, if any, that otherwise would be earned under the applicable performance goals established under
Attachment A based on actual performance; and shall vest at the Expiration Date of the Restricted Period in a pro-rata amount based on actual employment completed during the Performance Period through the date of termination. All other
Performance Share Units shall be forfeited as of the date of termination.
(iii)Death. If a Participant dies while employed by the Company or subsidiary or affiliate of the Company during the Performance Period, this Award shall fully vest and shall be considered to be earned in full “at target” as if the applicable
Performance Measures established in Attachment A have been achieved at target, and settled and paid on the first day of the month following death to the designated beneficiary or beneficiaries.
(iv)Normal Retirement. If the termination of employment is due to a Participant’s retirement on or after age 62, then if such retirement occurs before the end of the
Company’s fiscal year within which this Award was granted, it shall vest in a pro-
rata amount based on actual employment completed during said fiscal year. But if such retirement occurs after the end of the fiscal year in which it is awarded, then it shall vest fully. In either case, vested Units shall be paid on the Expiration Date of the Restricted Period, with a value, if any, that otherwise would be earned under the applicable performance goals established in the Attachment based on actual performance.
(v)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with
Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code Section 409A.
3.Dividend Equivalents. Subject to any applicable provisions in Attachment A, any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the Award is settled and/or forfeited shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock
(“Dividend Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying Performance Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Performance Stock Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents.
Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Performance
Stock Units to which they relate are settled.
4.Settlement of Performance Stock Units. Upon vesting of the Performance Stock Units, settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the vesting date, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock.
At the Company’s discretion, additional restrictions or holding requirements may be imposed on settled Units and Dividend Equivalents, if any.
5.Non-Transferability. The Performance Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Performance Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Performance Stock Units and such rights shall immediately become null and void.
6.Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the
Company or, if different, the subsidiary or affiliate of the Company that employs the Participant (the
“Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by the Company or the
Employer in their discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends, or Dividend Equivalents; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Performance Stock Units to reduce or eliminate the
Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the
Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related
Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i)
withholding from the Participant’s wages or other cash compensation paid to the Participant by the
Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Performance Stock Units or other awards granted to the Participant or (iii)
permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of
Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Performance Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Performance Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the
Participant’s participation in the Plan that cannot be satisfied by the means previously described.
The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of
Stock until arrangements satisfactory to the Company have been made in connection with the Tax-
Related Items.
7.Restrictive Covenants; Confidential Information; Work Product. The Participant agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the
Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:
a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the
Company terminates for any reason, including “retirement” as that term is used in the Plan,
I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets.
Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the
Company.
b.I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’
businesses.
I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills.
“Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.
During my employment with General Mills and anytime thereafter, I will take all necessary steps, at General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.
c.[This Section 7.c. does not apply to California, Colorado, Minnesota, and Washington -
based employees.] I agree that for one year after I leave the Company, including retiring from the Company, I will not work on any product, brand category, process, or service: (A)
on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B)
which competes with General Mills products, brand categories, processes, or related services.
d.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
e.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the
Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
8.Nature of Grant. In accepting the Performance Stock Units, the Participant acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the Plan is operated and the Performance Stock Units are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Participant may have under this Agreement may be raised only against the Company but not any subsidiary or affiliate of the Company (including, but not limited to, the Employer);
(c)no subsidiary or affiliate of the Company (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Participant under this Agreement;
(d)the grant of the Performance Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Performance Stock Units, or benefits in lieu of Performance Stock Units, even if Performance Stock Units s or other awards have been granted in the past;
(e)all decisions with respect to future awards, if any, will be at the sole discretion of the
Company;
(f)the Participant’s participation in the Plan is voluntary;
(g)the Performance Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the
Company or any of its subsidiaries or affiliates and shall not interfere with the ability of the
Company or the Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
(h)unless otherwise agreed with the Company, the Performance Stock Units and any shares of Stock acquired upon vesting of the Performance Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the
Participant may provide as a director of any subsidiary or affiliate of the Company;
(i)the Performance Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-
service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(j)the future value of the shares of Stock underlying the Performance Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(k)upon vesting of the Performance Stock Units, the value of such shares of Stock may increase or decrease in value;
(l)no claim or entitlement to compensation or damages shall arise from forfeiture of the
Performance Stock Units resulting from (A) termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid), and/or (B) from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law, and in consideration of the Performance Stock
Units, the Participant agrees not to institute any claim against the Company or the Employer;
(m)the Performance Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the
Company in its discretion, to have the Performance Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock;
and
(n)neither the Company nor any of its subsidiaries or affiliates shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Performance Stock Units or any amounts due to the Participant pursuant to the vesting of the Performance Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Performance Stock Units
9.Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United
Kingdom, please note that General Mills, Inc. with registered address at One General Mills
Boulevard, Minneapolis, MN 55426-1347, is the controller responsible for the processing of the
Participant’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of
Stock or directorships held in the Company or any its subsidiaries or affiliates, details of all
Performance Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the
Company receives from the Participant or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the
Data by the Company is the Participant’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE
Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Participant to administer the Performance
Stock Units. The processing of Data will take place through both electronic and non-
electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United
States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the
Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or
United Kingdom) or the Participant’s consent (if the Participant is outside the EU, EEA or
United Kingdom).
(e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect
Data, (iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Participant understands that providing the
Company with Data is necessary for the performance of the Agreement and that the
Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
(g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The
Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any subsidiary or affiliate of the
Company for the exclusive purpose of implementing, administering and managing the
Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting
HR Direct. If the Participant does not consent or later seeks to revoke the Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the
Company would not be able to award the Participant Performance Stock Units or any other equity award to the Participant or administer or maintain such awards. Therefore, the
Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.
10.Clawback. This Award is specifically made subject to the Company’s Executive Compensation
Clawback Policies.
11.Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Participant), the
Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Performance Stock Units)
or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the
Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information.
Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees.
Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the Participant’s personal advisor on this matter.
12.Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the
Company and its subsidiaries or affiliates may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Performance Stock Units be drawn up in English. To the extent the Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation unless otherwise required under applicable laws.
14.Addendum. Notwithstanding any provisions in this Agreement, the Performance Stock Units shall be subject to any additional or different terms and conditions set forth in the Country-Specific
Addendum to this Agreement (the “Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the additional or different terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.
15.Not a Public Offering. The award of the Performance Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different).
The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Performance
Stock Units is not subject to the supervision of the local securities authorities. No employee of the
Company or any of its subsidiaries or affiliates is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Performance Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.
16.Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different). In addition, the Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its subsidiaries and affiliates, as may be required to allow the Company and any of its subsidiaries and affiliates to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the
Participant’s country of employment and country of residence, if different).
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Performance Stock Unit, and on any shares of
Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Performance Stock Unit. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.
19.Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
20.Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21.Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the
Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.
22.Waiver. The waiver by the Company with respect to Participant’s (or any other participant’s)
compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at https://investors.generalmills.com/financial-
information/sec-filings/default.aspx.
GENERAL MILLS, INC.
GENERAL MILLS, INC. PERFORMANCE
STOCK UNIT AWARD AGREEMENT

GRANT DATE:
PARTICIPANT:	[Officer]
PERNR:
TARGET NUMBER OF UNITS SUBJECT TO AWARD:
PERFORMANCE PERIOD:
EXPIRATION DATE OF RESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"),
and is subject to the terms and conditions contained in the Plan document and this
Performance Stock Unit Award Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii)
hereby accepts the Performance Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Performance
Stock Units and/or does not consent and agree to the terms and conditions on which the
Performance Stock Units are offered, as set forth in this Agreement and the Plan, then the
Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.
THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the “Performance Stock Units”. The number of Performance Stock Units earned by the Participant for the Performance Period will be determined at the end of the Performance Period based on the level of achievement against the Performance Measures and conditions in accordance with Attachment A.
The number of shares of Stock the Participant is paid is dependent on the number of Performance Stock
Units earned and satisfactory completion of the service requirements described herein. Whether, and the extent to which Performance Measures have been satisfied at the end of the Performance Period shall be certified by the Compensation & Talent Committee before any payment is made, and all such determinations shall be made by the Compensation & Talent Committee in its sole discretion. For each
Performance Stock Unit earned and vested, if any, at the Expiration Date of the Restricted Period, one
share of the Company’s Stock shall be issued to the Participant on the Expiration Date of the Restricted
Period, subject to any additional restrictions or holding requirements in Attachment A. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the
Plan.
2.Vesting of Performance Stock Units; Forfeiture of Performance Stock Units.
a)Vesting Schedule. The Performance Stock Units shall vest on the Expiration Date of the Restricted
Period set forth above (“Vesting Date”) subject to the terms of this Agreement and the Plan.
b)Forfeiture of Performance Stock Units. The Participant acknowledges that the Performance
Stock Units awarded hereunder are subject to forfeiture if the Participant’s employment with the
Company or any subsidiary or affiliate of the Company terminates under certain circumstances before the Vesting Date, as herein provided.
i)Resignation or Termination for Cause. If the Participant’s employment with the Company or any subsidiary or affiliate of the Company is terminated by either (i) resignation, or (ii) a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then these Performance Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited in their entirety. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
ii)Involuntary Termination. If the Participant’s employment with the Company or any subsidiary or affiliate of the Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i), (iv) or (v) in this section
2, and upon the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company, this Award shall be settled and paid on the
Expiration Date of the Restricted Period (subject to any additional restrictions or holding requirements in Attachment A) with a value, if any, that otherwise would be earned under the applicable Performance Measures established in Attachment A based on actual performance;
and shall vest at the Expiration Date of the Restricted Period in a pro-rata amount based on actual employment completed during the Performance Period through the Termination Date. All other Performance Stock Units shall be forfeited as of the Termination Date.
iii)Death. If a Participant dies while employed by the Company or any subsidiary or affiliate of the
Company during the Performance Period, this Award shall fully vest and shall be considered to be earned in full “at target” as if the applicable Performance Measures established in Attachment
A have been achieved at target, and settled and paid on the first day of the month following death to the designated beneficiary or beneficiaries.
iv)Retirement. If the termination of employment is due to the Participant’s retirement on or after age 55 and completion of at least five (5) years of service with the Company or any subsidiary or affiliated companies, then if such retirement occurs before the end of the Company’s fiscal year within which this Award was granted, it shall vest in a pro-rata amount based on actual employment completed during said fiscal year. But if such retirement occurs after the end of the fiscal year in which it is awarded, then it shall vest fully. In either case, vested Performance
Stock Units shall be settled and paid on the Expiration Date of the Restricted Period (subject to any additional restrictions or holding requirements in Attachment A), with a value, if any, that otherwise would be earned under the applicable Performance Measures established in
Attachment A based on actual performance. Notwithstanding the above, the terms of this paragraph (iv) shall not apply to a Participant who, prior to a Change of Control, is terminated for cause as described in paragraph (b)(i); said Participant shall be treated as provided in paragraph (b)(i).
v)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code
Section 409A.
3.Dividend Equivalents. Subject to any applicable provisions in Attachment A, any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the
Award is settled and/or forfeited shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend
Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying
Performance Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Performance Stock
Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Performance Stock Units to which they relate are settled.
4.Settlement of Performance Stock Units. Upon vesting of the Performance Stock Units, settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the vesting date, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock. At the
Company’s discretion, additional restrictions or holding requirements may be imposed on settled Units and Dividend Equivalents, if any.
5.Non-Transferability. The Performance Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Performance Stock Units or of such rights contrary to the provisions hereof or in the Plan, the
Performance Stock Units and such rights shall immediately become null and void.
6.Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliate of the Company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer
(“Tax-Related Items”), is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the
Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends, or Dividend Equivalents; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Performance Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related
Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i)
withholding from the Participant’s wages or other cash compensation paid to the Participant by the
Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Performance Stock Units or other awards granted to the Participant or (iii)
permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of
Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Performance Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Performance Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the
Participant’s participation in the Plan that cannot be satisfied by the means previously described.
The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of
Stock until arrangements satisfactory to the Company have been made in connection with the Tax-
Related Items.
7.Restrictive Covenants; Confidential Information; Work Product. The Participant agrees to cooperate with the Company in any way needed in order to comply with or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:
(a)I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential
Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the Company.
b)I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to
General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills. “Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.
During my employment with General Mills and anytime thereafter, I will take all necessary steps, at
General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.
c)[This Section 7.c. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
d)I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
e)I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the
Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
8.Nature of Grant. In accepting the Performance Stock Units, the Participant acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the Plan is operated and the Performance Stock Units are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Participant may have under this Agreement may be raised only against the Company but not any subsidiary or affiliate of the Company (including, but not limited to, the Employer);
(c)no subsidiary or affiliate of the Company (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Participant under this Agreement;
(d)the grant of the Performance Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Performance Stock Units, or benefits in lieu of Performance Stock Units, even if Performance Stock Units s or other awards have been granted in the past;
(e)all decisions with respect to future awards, if any, will be at the sole discretion of the
Company;
(f)the Participant’s participation in the Plan is voluntary;
(g)the Performance Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the
Company or any of its subsidiaries or affiliates and shall not interfere with the ability of the
Company or the Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
(h)unless otherwise agreed with the Company, the Performance Stock Units and any shares of Stock acquired upon vesting of the Performance Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the
Participant may provide as a director of any subsidiary or affiliate of the Company;
(i)the Performance Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-
service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(j)the future value of the shares of Stock underlying the Performance Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(k)upon vesting of the Performance Stock Units, the value of such shares of Stock may increase or decrease in value;
(l)no claim or entitlement to compensation or damages shall arise from forfeiture of the
Performance Stock Units resulting from (A) termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid), and/or (B) from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law, and in consideration of the Performance Stock
Units, the Participant agrees not to institute any claim against the Company or the Employer;
(m)the Performance Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the
Company in its discretion, to have the Performance Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock;
and
(n)(n) neither the Company nor any of its subsidiaries or affiliates shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Performance Stock Units or any amounts due to the Participant pursuant to the vesting of the Performance Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Performance Stock Units
9.Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United
Kingdom, please note that General Mills, Inc. with registered address at One General Mills
Boulevard, Minneapolis, MN 55426-1347, is the controller responsible for the processing of the
Participant’s personal data in connection with the Agreement and the Plan.
a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any affiliated company, details of all Performance Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the Participant or the
Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the
Data by the Company is the Participant’s consent as further described below.
b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial
Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share
Data with such service provider. The Company’s service provider will maintain an account for the
Participant to administer the Performance Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
c)International Data Transfers. The Company and its service providers are based in the United States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU
Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the
Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the
Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom) or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the
Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv)
restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests,
(vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of
Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
f)Necessary Disclosure of Personal Data. The Participant understands that providing the Company with Data is necessary for the performance of the Agreement and that the Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The
Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the
Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Performance Stock Units or any other equity award to the Participant or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the
Participant should contact HR Direct.
10.Clawback. This Award is specifically made subject to the Company’s Executive Compensation
Clawback Policies.
11.Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Participant), the
Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Performance Stock Units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country.
Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the
Participant places before he or she possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know”
basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the Participant’s personal advisor on this matter.
12.Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its subsidiaries or affiliates may deliver in connection with this grant and any other grants offered by the
Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Performance Stock Units be drawn up in English. To the extent the
Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation, unless otherwise required under applicable laws.
14.Addendum. Notwithstanding any provisions in this Agreement, the Performance Stock Units shall be subject to any additional or different terms and conditions set forth in the Country-Specific Addendum to this Agreement (the “Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the additional or different terms and conditions for such country will apply to the
Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the
Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.
15.Not a Public Offering. The award of the Performance Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The
Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Performance
Stock Units is not subject to the supervision of the local securities authorities. No employee of the
Company or any of its subsidiaries or affiliates is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Performance
Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.
16.Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different).
In addition, the Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its subsidiaries and affiliates, as may be required to allow the Company and any of its subsidiaries and affiliates to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the Participant’s country of employment and country of residence, if different).
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Performance Stock Unit, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Performance Stock Unit. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or
Award to the U.S. Employee Retirement Income Security Act.
19.Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the
Company and all persons lawfully claiming under the Participant.
20.Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21.Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.
22.Waiver. The waiver by the Company with respect to Participant’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is
available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest
Annual Report on Form 10-K is also available on the Company’s website at https://
investors.generalmills.com/financial-information/sec-filings/default.aspx .
GENERAL MILLS, INC.
GENERAL MILLS, INC. PERFORMANCE
STOCK UNIT AWARD AGREEMENT

GRANT DATE:
PARTICIPANT:	[Officer]
PERNR:
TARGET NUMBER OF UNITS SUBJECT TO AWARD:
PERFORMANCE PERIOD:
EXPIRATION DATE OF RESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"),
and is subject to the terms and conditions contained in the Plan document and this
Performance Stock Unit Award Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii)
hereby accepts the Performance Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Performance
Stock Units and/or does not consent and agree to the terms and conditions on which the
Performance Stock Units are offered, as set forth in this Agreement and the Plan, then the
Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.
THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the “Performance Stock Units”. The number of Performance Stock Units earned by the Participant for the Performance Period will be determined at the end of the Performance Period based on the level of achievement against the Performance Measures and conditions in accordance with Attachment A.
The number of shares of Stock the Participant is paid is dependent on the number of Performance Stock
Units earned and satisfactory completion of the service requirements described herein. Whether, and the extent to which Performance Measures have been satisfied at the end of the Performance Period shall be certified by the Compensation & Talent Committee before any payment is made, and all such determinations shall be made by the Compensation & Talent Committee in its sole discretion. For each
Performance Stock Unit earned and vested, if any, at the Expiration Date of the Restricted Period, one
share of the Company’s Stock shall be issued to the Participant on the Expiration Date of the Restricted
Period, subject to any additional restrictions or holding requirements in Attachment A. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the
Plan.
2.Vesting of Performance Stock Units; Forfeiture of Performance Stock Units.
a)Vesting Schedule. The Performance Stock Units shall vest on the Expiration Date of the Restricted
Period set forth above (“Vesting Date”) subject to the terms of this Agreement and the Plan.
b)Forfeiture of Performance Stock Units. The Participant acknowledges that the Performance
Stock Units awarded hereunder are subject to forfeiture if the Participant’s employment with the
Company or any subsidiary or affiliate of the Company terminates under certain circumstances before the Vesting Date, as herein provided.
i)Resignation or Termination for Cause. If the Participant’s employment with the Company or any subsidiary or affiliate of the Company is terminated by either (i) resignation, or (ii) a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then these Performance Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited in their entirety. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
ii)Involuntary Termination. If the Participant’s employment with the Company or any subsidiary or affiliated companies terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i) or (iv) in this section 2, and upon the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company, the following rules shall apply: if such involuntary termination occurs before the end of the Company’s fiscal year within which this
Award was granted, it shall vest in a pro-rata amount based on actual employment completed during said fiscal year. But if such involuntary termination occurs after the end of the fiscal year in which it is awarded, then it shall vest fully. In either case, vested Performance Stock Units shall be paid (subject to any additional restrictions or holding requirements in Attachment A) on the Expiration Date of the Restricted Period, with a value, if any, that otherwise would be earned under the applicable Performance Measures established in Attachment A based on actual performance.
iii)Death. If a Participant dies while employed by the Company or subsidiary or affiliate of the
Company during the Performance Period, this Award shall fully vest and shall be considered to be earned in full “at target” as if the applicable Performance Measures established in Attachment
A have been achieved at target, and settled and paid on the first day of the month following death to the designated beneficiary or beneficiaries.
iv)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code
Section 409A.
3.Dividend Equivalents. Subject to any applicable provisions in Attachment A, any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the
Award is settled and/or forfeited shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend
Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying
Performance Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Performance Stock
Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Performance Stock Units to which they relate are settled.
4.Settlement of Performance Stock Units. Upon vesting of the Performance Stock Units, settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the vesting date, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock. At the
Company’s discretion, additional restrictions or holding requirements may be imposed on settled Units and Dividend Equivalents, if any.
5.Non-Transferability. The Performance Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Performance Stock Units or of such rights contrary to the provisions hereof or in the Plan, the
Performance Stock Units and such rights shall immediately become null and void.
6.Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliate of the Company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer
(“Tax-Related Items”), is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the
Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Performance Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to
Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related
Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related
Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i)
withholding from the Participant’s wages or other cash compensation paid to the Participant by the
Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Performance Stock Units or other awards granted to the Participant or (iii)
permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of
Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Performance Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Performance Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the
Participant’s participation in the Plan that cannot be satisfied by the means previously described.
The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of
Stock until arrangements satisfactory to the Company have been made in connection with the Tax-
Related Items.
7.Restrictive Covenants; Confidential Information; Work Product. The Participant agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:
(a)I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential
Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the Company.
b)I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to
General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills. “Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.
During my employment with General Mills and anytime thereafter, I will take all necessary steps, at
General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.
c)[This Section 7.c. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
d)I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
e)I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the
Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
8.Nature of Grant. In accepting the Performance Stock Units, the Participant acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the Plan is operated and the Performance Stock Units are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Participant may have under this Agreement may be raised only against the Company but not any subsidiary or affiliate of the Company (including, but not limited to, the Employer);
(c)no subsidiary or affiliate of the Company (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Participant under this Agreement;
(d)the grant of the Performance Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Performance Stock Units, or benefits in lieu of Performance Stock Units, even if Performance Stock Units s or other awards have been granted in the past;
(e)all decisions with respect to future awards, if any, will be at the sole discretion of the
Company;
(f)the Participant’s participation in the Plan is voluntary;
(g)the Performance Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the
Company or any of its subsidiaries or affiliates and shall not interfere with the ability of the
Company or the Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
(h)unless otherwise agreed with the Company, the Performance Stock Units and any shares of Stock acquired upon vesting of the Performance Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the
Participant may provide as a director of any subsidiary or affiliate of the Company;
(i)the Performance Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-
service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(j)the future value of the shares of Stock underlying the Performance Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(k)upon vesting of the Performance Stock Units, the value of such shares of Stock may increase or decrease in value;
(l)no claim or entitlement to compensation or damages shall arise from forfeiture of the
Performance Stock Units resulting from (A) termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid), and/or (B) from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law, and in consideration of the Performance Stock
Units, the Participant agrees not to institute any claim against the Company or the Employer;
(m)the Performance Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the
Company in its discretion, to have the Performance Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock;
and
(n)neither the Company nor any of its subsidiaries or affiliates shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Performance Stock Units or any amounts due to the Participant pursuant to the vesting of the Performance Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Performance Stock Units.
9.Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United
Kingdom, please note that General Mills, Inc. with registered address at One General Mills
Boulevard, Minneapolis, MN 55426-1347, is the controller responsible for the processing of the
Participant’s personal data in connection with the Agreement and the Plan.
a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any its subsidiaries or affiliates, details of all Performance Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the Participant or the
Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the
Data by the Company is the Participant’s consent as further described below.
b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial
Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share
Data with such service provider. The Company’s service provider will maintain an account for the
Participant to administer the Performance Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
c)International Data Transfers. The Company and its service providers are based in the United States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU
Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the
Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the
Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom) or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the
Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv)
restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests,
(vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of
Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
f)Necessary Disclosure of Personal Data. The Participant understands that providing the Company with Data is necessary for the performance of the Agreement and that the Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The
Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any subsidiary or affiliate of the Company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The
Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Performance Stock Units or any other equity award to the Participant or administer or maintain such awards. Therefore, the
Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.
10.Clawback. This Award is specifically made subject to the Company’s Executive Compensation
Clawback Policies.
11.Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Participant), the
Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Performance Stock Units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country.
Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the
Participant places before he or she possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know”
basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the Participant’s personal advisor on this matter.
12.Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its subsidiaries or affiliates may deliver in connection with this grant and any other grants offered by the
Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Performance Stock Units be drawn up in English. To the extent the
Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation, unless otherwise required under applicable laws.
14.Addendum. Notwithstanding any provisions in this Agreement, the Performance Stock Units shall be subject to any additional or different terms and conditions set forth in the Country-Specific Addendum to this Agreement (the “Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the additional or different terms and conditions for such country will apply to the
Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the
Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.
15.Not a Public Offering. The award of the Performance Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The
Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Performance
Stock Units is not subject to the supervision of the local securities authorities. No employee of the
Company or any of its subsidiaries and affiliates is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Performance
Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.
16.Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different).
In addition, the Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its subsidiaries or affiliates, as may be required to allow the Company and any of its subsidiaries and affiliates to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the Participant’s country of employment and country of residence, if different).
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Performance Stock Unit, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Performance Stock Unit. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or
Award to the U.S. Employee Retirement Income Security Act.
19.Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the
Company and all persons lawfully claiming under the Participant.
20.Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21.Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.
22.Waiver. The waiver by the Company with respect to Participant’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is
available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest
Annual Report on Form 10-K is also available on the Company’s website at https://
investors.generalmills.com/financial-information/sec-filings/default.aspx
GENERAL MILLS, INC.
GENERAL MILLS, INC.
RESTRICTED STOCK UNIT AWARD

GRANT DATE:
PARTICIPANT:	[CEO]
PERNR:
AGGREGATE NUMBER OF UNITS SUBJECT TO AWARD:
EXPIRATION DATE OF RESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is
subject to the terms and conditions contained in the Plan document and this Restricted Stock Unit Award
Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii) hereby accepts the Restricted Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Restricted
Stock Units and/or does not consent and agree to the terms and conditions on which the Restricted Stock
Units are offered, as set forth in this Agreement and the Plan, then the Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The
Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc. (the “Company”), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the
“Restricted Stock Units”. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

2.	Vesting of Restricted Stock Units; Forfeiture of Restricted Stock Units.

(a)Vesting Schedule. Restricted Stock Units shall vest in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date. Vested units in a tranche shall be paid on the respective Scheduled Vesting Date, subject to the terms of this Agreement and the Plan.
TrancheNumber of UnitsScheduled Vesting Date
(b)Forfeiture of Restricted Stock Units. The Participant acknowledges that the Restricted Stock
Units awarded hereunder are subject to forfeiture if the Participant’s employment with the Company or any subsidiary or affiliate of the Company terminates under certain circumstances before the respective Scheduled Vesting Dates, as herein provided.

(i)Termination for Cause. If the Participant’s employment with the Company or any subsidiary of affiliate of the Company is terminated by a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then these Restricted Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited in their entirety.
For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Involuntary Termination/Early Retirement. If the Participant’s employment by the Company terminates involuntarily at the initiation of the Company or any subsidiary of affiliate of the
Company for any reason other than specified in Plan Section 11, or (i), (iv) or (v) herein or if the Participant retires on or after age 55 but before age 62, the unvested Restricted Stock
Units that are in the tranche with a Scheduled Vesting Date within 12 months of the
Termination Date shall vest, in an amount equal to the pro-rata amount based on employment completed during the relevant 12 month tranche vesting period. All other unvested Restricted Stock Units shall be forfeited as of the Termination Date. Restricted
Stock Units that vest under this paragraph shall be paid (or deferred, if properly elected) on the respective Scheduled Vesting Date otherwise applicable to such tranche. No Restricted
Stock Units shall vest upon involuntary termination under this provision without the execution
(without revoking) of an effective general legal release and such other documents as are satisfactory to the Company.
(iii)Death. If a Participant dies while employed by the Company or any subsidiary of affiliate of the Company during any applicable vesting period, this Award shall become fully vested, effective as of the date of death, and shall be paid as of the first day of the month following death to the designated beneficiary or beneficiaries, or to the Participant's estate if no beneficiary is appropriately designated.
(iv)Normal Retirement. If the termination of employment is due to the Participant’s retirement on or after age 62, all Restricted Stock Units in unvested tranches shall vest, and be paid (or deferred, if properly elected) on each tranche’s respective Scheduled Vesting Date.
Notwithstanding the above, if the Termination Date is within twelve months of the Grant Date, the Award shall not fully vest but rather vest on a pro rata basis based on employment completed since Grant Date to the Termination Date within the first year of the Restricted
Period. Restricted Stock Units that vest under this paragraph shall be paid (or deferred, if properly elected) on the respective Scheduled Vesting Date otherwise applicable to such tranche. Notwithstanding the above, the terms of this paragraph shall not apply to a
Participant who, prior to a Change of Control, is terminated for cause as described in paragraph (b)(i) above.
(v)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code Section 409A.
3. Dividend Equivalents. Any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the Award is settled and/or forfeited shall be credited notionally to the
Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying Restricted Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Restricted Stock
Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Restricted Stock Units to which they relate.

4.
Settlement of Restricted Stock Units. Settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the date on which payment is supposed to be made under this
Agreement, except where such settlement following a Section 409A Separation from Service requires a six-
month delay. The Company will provide for settlement in the form of shares of Stock.

5.
Non-Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this
Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted
Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.

6.
Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliate of the Company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the
Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the
Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the
Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the
Restricted Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the
Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-
Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Restricted Stock Units or other awards granted to the
Participant or (iii) permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the
Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Restricted Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Restricted Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.

The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the
Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of Stock until arrangements satisfactory to the
Company have been made in connection with the Tax-Related Items.

7.
Restrictive Covenants; Confidential Information; Work Product. The Participant agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:
a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the
Company.
b.I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to
General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills.
“Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.

During my employment with General Mills and anytime thereafter, I will take all necessary steps, at General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.
c.[This Section 7.c. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
d.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
e.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
f.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.

8.
Nature of Grant. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the Plan is operated and the Restricted Stock Units are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Participant may have under this Agreement may be raised only against the Company but not any subsidiary or affiliate of the Company (including, but not limited to, the Employer);
(c)no subsidiary or affiliate of the Company (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Participant under this Agreement;
(d)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units or other awards have been granted in the past;
(e)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(f)the Participant’s participation in the Plan is voluntary;

(g)the Restricted Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its subsidiaries or affiliates and shall not interfere with the ability of the Company or the
Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
(h)unless otherwise agreed with the Company, the Restricted Stock Units and any shares of Stock acquired upon vesting of the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any subsidiary or affiliate of the Company;
(i)the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(j)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(k)upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;
(l)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted
Stock Units resulting from (A) termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid), and/or (B)
from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law, and in consideration of the Restricted Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
(m)the Restricted Stock Units and the rights evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan to have the Restricted Stock Units transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(n)
neither the Company nor any of its subsidiaries or affiliates shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or any amounts due to the Participant pursuant to the vesting of the Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Restricted Stock Units.

9.
Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom,
please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN
55426-1347, U.S.A., is the controller responsible for the processing of the Participant’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any subsidiary or affiliate of the Company, details of all
Restricted Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the
Company receives from the Participant or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Participant’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE
Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Participant to administer the Restricted Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United
States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the
Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom)
or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data,
(iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of
Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.

(f)Necessary Disclosure of Personal Data. The Participant understands that providing the
Company with Data is necessary for the performance of the Agreement and that the
Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
(g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The
Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any of its subsidiary or affiliate for the exclusive purpose of implementing, administering and managing the Participant’s participation in the
Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Restricted
Stock Units or any other equity award to the Participant or administer or maintain such awards.
Therefore, the Participant understands that refusing or withdrawing consent may affect the
Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.

10.	Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback Policies.
11.
Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Participant), the Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., restricted stock units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information.
Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party
(other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the
Participant’s personal advisor on this matter.

12.
Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its subsidiaries or affiliates may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

13.
English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units be drawn up in English. To the extent the Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation, unless otherwise required under applicable law.

14.
Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any s additional or different terms and conditions set forth in the Country-Specific Addendum to this Agreement
(the “Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the additional or different terms and conditions for such country will apply to the Participant, to the extent the
Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.

15.
Not a Public Offering. The award of the Restricted Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Restricted Stock Units is not subject to the supervision of the local securities authorities. No employee of the Company or any of its subsidiaries or affiliates is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Restricted Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.

16.
Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different). In addition, the
Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its subsidiaries or affiliates, as may be required to allow the Company and any of its subsidiaries and affiliates to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the
Participant’s country of employment and country of residence, if different).

17.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the
Participant’s participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.

19.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
20.
Governing Law and Forum. Without limiting the effect of section 17, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

21.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

22.
Waiver. The waiver by the Company with respect to the participant’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on
G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available  on  the  Company’s  website  at  https://investors.generalmills.com/financial-information/sec-filings/
default.aspx..

GENERAL MILLS, INC.
GENERAL MILLS, INC.
RESTRICTED STOCK UNIT AWARD

GRANT DATE:
PARTICIPANT:	[Officer]
PERNR:
AGGREGATENUMBEROFUNITS AWARDED:
EXPIRATIONDATEOFRESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is
subject to the terms and conditions contained in the Plan document and this Restricted Stock Unit Award
Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii) hereby accepts the Restricted Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Restricted
Stock Units and/or does not consent and agree to the terms and conditions on which the Restricted Stock
Units are offered, as set forth in this Agreement and the Plan, then the Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The
Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc. (the “Company”), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the
“Restricted Stock Units”. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

2.	Vesting/Payment of Restricted Stock Units; Forfeiture.

(a)Vesting/Payment Schedule. Restricted Stock Units shall vest in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date. Vested units in a tranche shall be paid on the respective Scheduled Vesting Date, subject to the terms of this
Agreement and the Plan.
TrancheNumber of UnitsScheduled Vesting Date
(b)Forfeiture of Restricted Stock Units. The Participant acknowledges that the Restricted Stock
Units awarded hereunder are subject to forfeiture if the Participant’s employment with the Company or any subsidiary or affiliate of the Company terminates under certain circumstances before the respective Scheduled Vesting Dates, as herein provided.
(i)Resignation or Termination for Cause. If the Participant’s employment with the Company or any subsidiary or affiliate of the Company is terminated by either (i) resignation, or (ii) a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then these Restricted
Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited in their entirety. For the avoidance of doubt,
“Termination Date” for purposes of this Award will be deemed to occur as of the date
Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Involuntary Termination. If the Participant’s employment with the Company or any subsidiary of affiliate of the Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i), (iv) or (v) in this section 2, and only upon the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company, the unvested Restricted Stock
Units that are in the tranche with a Scheduled Vesting Date within 12 months of the
Termination Date shall vest, in an amount equal to the pro-rata amount based on employment completed during the relevant 12 month tranche vesting period. All other unvested Restricted Stock Units shall be forfeited as of the Termination Date. All Restricted
Stock Units that vest under this paragraph shall be paid (or deferred, if properly elected) on the respective Scheduled Vesting Date otherwise applicable to such tranche.
(iii)Death. If a Participant dies while employed by the Company or any subsidiary of affiliate of the Company during any applicable vesting period, this Award shall become fully vested, effective as of the date of death, and shall be paid as of the first day of the month following death to the designated beneficiary or beneficiaries, or to the Participant's estate if no beneficiary is appropriately designated.
(iv)Retirement. If the termination of employment is due to the Participant’s retirement on or after age 55 and completion of at least five (5) years of service with the Company or any subsidiary or affiliate of the Company, all Restricted Stock Units in unvested tranches shall vest and be paid (or deferred, if properly elected) on each tranche’s respective Scheduled
Vesting Date. Notwithstanding the above, if the Termination Date is within twelve months of the Grant Date, the Award shall not fully vest but rather vest on a pro rata basis based on employment completed since grant prior to the Termination Date within the first year of the
Restricted Period; the Restricted Stock Units that vest pursuant to the previous sentence shall be paid (or deferred, if properly elected) on the Scheduled Vesting Date applicable to the tranche under which they were awarded. The terms of this paragraph shall not apply to a Participant who, prior to a Change of Control, is terminated for cause as described in paragraph(b)(i) above; said Participant shall be treated as provided in paragraph (b)(i)
(v)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code Section 409A.
3.Dividend Equivalents. For Restricted Stock Units awarded hereunder, any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date until the Award is settled and/or forfeited shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents so
credited shall be paid if, and only to the extent, the underlying Restricted Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend
Equivalents credited in respect to Restricted Stock Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend
Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Restricted
Stock Units to which they relate.

4.
Settlement of Restricted Stock Units. Settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the date the Restricted Stock Units vest, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock. Awards subject to proper deferral elections shall be deferred into the
General Mills Deferred Compensation Plan.

5.
Non-Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this
Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted
Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.

6.
Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliate of the Company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the
Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the
Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the
Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the
Restricted Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends, or Dividend Equivalents; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock
Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result.
Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-
Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Restricted Stock Units or other awards granted to the
Participant or (iii) permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the
Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Restricted Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Restricted Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the
Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of Stock until arrangements satisfactory to the
Company have been made in connection with the Tax-Related Items.

7.
Restrictive Covenants; Confidential Information; Work Product. The Participant agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:
a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the
Company.
b.I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to
General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills.

“Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.
During my employment with General Mills and anytime thereafter, I will take all necessary steps, at General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.
c.[This Section 7.c. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
d.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
e.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.

8.
Nature of Grant. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the Plan is operated and the Restricted Stock Units are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Participant may have under this Agreement may be raised only against the Company but not any subsidiary or affiliate of the Company (including, but not limited to, the Employer);
(c)no subsidiary or affiliate of the Company (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Participant under this Agreement;
(d)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units or other awards have been granted in the past;
(e)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(f)the Participant’s participation in the Plan is voluntary;

(g)the Restricted Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its subsidiaries or affiliates and shall not interfere with the ability of the Company or the
Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
(h)unless otherwise agreed with the Company, the Restricted Stock Units and any shares of Stock acquired upon vesting of the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any subsidiary or affiliate of the Company;
(i)the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(j)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(k)upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;
(l)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted
Stock Units resulting from (A) termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid), and/or (B)
from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law, and in consideration of the Restricted Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
(m)the Restricted Stock Units and the rights evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan to have the Restricted Stock Units transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(n)neither the Company nor any of its subsidiaries or affiliates shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or any amounts due to the Participant pursuant to the vesting of the Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Restricted Stock Units.

9.
Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom,
please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN
55426-1347, U.S.A., is the controller responsible for the processing of the Participant’s personal data in connection with the Agreement and the Plan.
(a) Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any subsidiary or affiliate of the Company, details of all

Restricted Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the
Company receives from the Participant or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Participant’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE
Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Participant to administer the Restricted Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United
States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the
Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom)
or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data,
(iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of
Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Participant understands that providing the
Company with Data is necessary for the performance of the Agreement and that the

Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
(g) Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The
Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any of its subsidiary or affiliate for the exclusive purpose of implementing, administering and managing the Participant’s participation in the
Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Restricted
Stock Units or any other equity award to the Participant or administer or maintain such awards.
Therefore, the Participant understands that refusing or withdrawing consent may affect the
Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.

10.	Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback Policies.
11.
Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Participant), the Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., restricted stock units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information.
Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party
(other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the
Participant’s personal advisor on this matter.

12.
Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its subsidiaries or affiliates may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

13.
English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units be drawn up in English. To the extent the Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation, unless otherwise required under applicable law.

14.
Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any additional or different terms and conditions set forth in the Country-Specific Addendum to this Agreement
(the “Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the additional or different l terms and conditions for such country will apply to the Participant, to the extent the
Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.

15.
Not a Public Offering. The award of the Restricted Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Restricted Stock Units is not subject to the supervision of the local securities authorities. No employee of the Company or any of its subsidiaries or affiliates is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Restricted Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.

16.
Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different). In addition, the
Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its subsidiaries and affiliates, as may be required to allow the Company and any of its subsidiaries and affiliates to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the
Participant’s country of employment and country of residence, if different).

17.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the
Participant’s participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.

19.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
20.
Governing Law and Forum. Without limiting the effect of section 17, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

21.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

22.
Waiver. The waiver by the Company with respect to the Participant’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at https://investors.generalmills.com/financial-information/sec-
filings/default.aspx.

GENERAL MILLS, INC.
GENERAL MILLS, INC.
RESTRICTED STOCK UNIT AWARD

GRANT DATE:
PARTICIPANT:	[Officer]
PERNR:
AGGREGATE NUMBER OF UNITS SUBJECT TO AWARD:
EXPIRATIONDATEOFRESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is
subject to the terms and conditions contained in the Plan document and this Restricted Stock Unit Award
Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii) hereby accepts the Restricted Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Restricted
Stock Units and/or does not consent and agree to the terms and conditions on which the Restricted Stock
Units are offered, as set forth in this Agreement and the Plan, then the Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The
Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the
“Restricted Stock Units”. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

2.	Vesting of Restricted Stock Units; Forfeiture of Restricted Stock Units.

(a)Vesting Schedule. Restricted Stock Units shall vest in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date. Vested units in a tranche shall be paid on the respective Scheduled Vesting Date, subject to the terms of this Agreement and the Plan.
TrancheNumber of UnitsScheduled Vesting Date
(b)Forfeiture of Restricted Stock Units. The Participant acknowledges that the Restricted Stock
Units awarded hereunder are subject to forfeiture if the Participant’s employment with the Company or any subsidiary or affiliate of the Company terminates under certain circumstances before the respective Vesting Dates, as herein provided.

(i)Termination for Cause. If the Participant’s employment with the Company or any subsidiary or affiliate of the Company or any subsidiary or affiliated companies is terminated due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then these
Restricted Stock Units, to the extent they are not fully vested as of the Termination
Date, shall for no consideration be cancelled and forfeited in their entirety. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Death. If a Participant dies while employed by the Company or any subsidiary or affiliate of the Company during any applicable vesting period, this Award shall become fully vested, effective as of the date of death, and shall be paid as of the first day of the month following death to the designated beneficiary or beneficiaries, or to the Participant's estate if no beneficiary is appropriately designated.
(iii)Other Terminations. If the voluntary termination of employment is prior to the third anniversary of the Grant Date, all unvested Restricted Stock Units shall be forfeited.
If, however, the Participant voluntarily terminates employment on or after the third anniversary of the Grant Date, this Award shall fully vest, and be paid (or deferred, if properly elected) on each tranche’s respective Scheduled Vesting Date. If the termination of employment is involuntary at the initiation of the Company, the Award shall be fully vested and paid (or deferred, if properly elected) on each tranche’s respective Scheduled Vesting Date, subject to the execution (without revoking) of an effective general legal release. Notwithstanding the above, the terms of this paragraph shall not apply to a Participant who, prior to a Change of Control, is terminated for cause as described in (b)(i) above; said Participant shall be treated as provided in paragraph (b)(i) above. In addition, if the provisions of the Plan
Section 11 (Change in Control) become operative they would over-ride the provisions of this paragraph.
(iv)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the
Company, the Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with
Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code Section 409A.

3.
Dividend Equivalents. Any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the Award is settled and/or forfeited shall be credited notionally to the
Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying Restricted Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Restricted Stock
Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Restricted Stock Units to which they relate.

4.
Settlement of Restricted Stock Units. Settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the Expiration Date of the Restricted Period, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock.
5.
Non-Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this
Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted
Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.

6.
Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliate of the company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the
Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the
Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the
Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the
Restricted Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends, or Dividend Equivalents; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock
Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result.
Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-
Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Restricted Stock Units or other awards granted to the
Participant or (iii) permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the
Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Restricted Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Restricted Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the
Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of Stock until arrangements satisfactory to the
Company have been made in connection with the Tax-Related Items.

7.
Restrictive Covenants; Confidential Information; Work Product. The Participant agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:

(a)I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as
Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency (including the Securities and Exchange Commission, Department of Justice, Equal Employment Opportunity
Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills. Examples of Confidential Information
include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the Company.
(b)I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to
General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills.
“Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.
During my employment with General Mills and anytime thereafter, I will take all necessary steps, at General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.
(c)[This Section 7.c. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with
General Mills products, brand categories, processes, or related services.
(d)I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
(e)I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the
Award, termination and forfeiture of any unvested Units, and/or required payment to the
Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
8.Nature of Grant. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may modified, amended, suspended or terminated by the Company, in its sole discretion, at a time
(subject to any limitations set forth in the Plan);
(b)the Plan is operated and the Restricted Stock Units are granted solely by the Company a only the Company is a party to this Agreement; accordingly, any rights the Participant m have under this Agreement may be raised only against the Company but not any subsidiary affiliate of the
Company (including, but not limited to, the Employer);
(c)no subsidiary or affiliate of the Company (including, but not limited to, the Employer) has a obligation to make any payment of any kind to the Participant under this Agreement;
(d)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units or other awards have been granted in the past;
(e)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(f)the Participant’s participation in the Plan is voluntary;
(g)the Restricted Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its subsidiaries or affiliates and shall not interfere with the ability of the Company or the
Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
(h)unless otherwise agreed with the Company, the Restricted Stock Units and any shares of Stock acquired upon vesting of the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any subsidiary or affiliate of the Company;
(i)the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(j)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(k)upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;
(l)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted
Stock Units resulting from (A) termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid), and/or (B)
from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law, and in consideration of the Restricted Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
(m)the Restricted Stock Units and the rights evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan to have the Restricted Stock Units transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(n)neither the Company nor any of its subsidiaries or affiliates shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or any amounts due to the Participant pursuant to the vesting of the Restricted Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Restricted Stock Units.
9.Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United
Kingdom, please note that General Mills, Inc. with registered address at One General Mills Boulevard,
Minneapolis, MN 55426-1347, U.S.A., is the controller responsible for the processing of the
Participant’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any company subsidiary or affiliate of the Company, details of all Restricted Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the Participant or the
Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the
Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the
Data by the Company is the Participant’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE
Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The
Company’s service provider will maintain an account for the Participant to administer the
Restricted Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the
United States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard
Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the
Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the
Company no longer needs the Data, the Company will remove it from its systems. If the
Company keeps data longer, it would be to satisfy legal or regulatory obligations and the
Company’s legal basis would be relevant laws or regulations (if the Participant is in the
EU, EEA or United Kingdom) or the Participant’s consent (if the Participant is outside the
EU, EEA or United Kingdom).
(e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i)
request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests,
(vi) portability of Data, (vii) lodge complaints with competent authorities in the
Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Participant understands that providing the
Company with Data is necessary for the performance of the Agreement and that the
Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
(g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom).
The Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any of its subsidiary or affiliate for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the
Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the Participant’s consent, the Participant’s employment status or service with the
Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Restricted Stock
Units or any other equity award to the Participant or administer or maintain such awards.
Therefore, the Participant

understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.

10.	Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback Policies.
11.
Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Participant), the Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., restricted stock units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information.
Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party
(other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the
Participant’s personal advisor on this matter.

12.
Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its subsidiaries or affiliates may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

13.
English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units be drawn up in English. To the extent the Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation, unless otherwise required under applicable law.

14.
Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any additional or different l terms and conditions set forth in the Country-Specific Addendum to this Agreement
(the “Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the additional or different terms and conditions for such country will apply to the Participant, to the extent the
Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.

15.
Not a Public Offering. The award of the Restricted Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Restricted Stock Units is not subject to the supervision of the local securities authorities. No employee of the subsidiaries or affiliates is permitted to advise the
Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the
Restricted Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.

16.
Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different). In addition, the
Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its subsidiaries or affiliates, as may be required to allow the Company and any of its subsidiaries and affiliates to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the
Participant’s country of employment and country of residence, if different).

17.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the
Participant’s participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.

19.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
20.
Governing Law and Forum. Without limiting the effect of section 17, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

21.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

22.
Waiver. The waiver by the Company with respect to the Participant’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available  on  the  Company’s  website  at  https://investors.generalmills.com/financial-information/sec-
filings/default.aspx.

GENERAL MILLS, INC.
GENERAL MILLS, INC.
STOCK OPTION AWARD AGREEMENT

OPTIONEE:		[CEO]
PERNR:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is subject to the terms and conditions contained in the Plan document and this Stock Option Award Agreement
(“Agreement”). The Optionee: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Optionee has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii)
hereby accepts the Stock Option subject to all of the terms and conditions set forth herein, and in the Plan. If the Optionee does not wish to receive the Stock Option and/or does not consent and agree to the terms and conditions on which the Stock Option is offered, as set forth in this Agreement and the Plan, then the Optionee must reject this Award via the website of the Company’s designated broker, no later than 60 days following the
Grant Date. If the Optionee rejects this Award, this Award will immediately be forfeited and cancelled. The
Optionee’s exercise of this Award will also constitute the Optionee’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the below Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Optionee" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Stock Option. The Company grants to the Optionee under the Plan the following non-qualified option to purchase the Company's common stock, par value USD 0.10 per share (“Common Stock”). The option granted pursuant to this Agreement is referred to as the “Stock Option” and subject to the terms in this Agreement. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

Grant Date:
Expiration Date:
Option Shares:
Exercise Price per share:
Type of Stock Option:
2.	Vesting of Stock Option; Forfeiture of Stock Option.

(a)Vesting Schedule. The Stock Option shall vest and become exercisable in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date.
TrancheNumber of OptionsScheduled Date Exercisable
(b)Forfeiture of Stock Option. The Optionee acknowledges that the Stock Options granted hereunder are subject to forfeiture, and/or limited exercise period, if the Optionee’s employment with the Company or any subsidiary or affiliate of the Company terminates under certain circumstances, as herein provided.

(i)Termination for Cause. If the Optionee’s employment with the Company is terminated at any time prior to the Expiration Date by a discharge due to Optionee’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then, to the extent the
Stock Option is vested as of the Termination Date, those tranches shall expire three (3) months after the
Termination Date (but in no event beyond the Expiration Date); and, if and to the extent the Stock Option is not fully vested as of the Termination Date, tranches not fully vested shall for no consideration be cancelled and forfeited immediately with no ability to be exercised. For the avoidance of doubt,
“Termination Date” for purposes of this Award will be deemed to occur as of the date Optionee is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Involuntary Termination/Early Retirement. If the Optionee’s employment by the Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11, or
(i), (iv) or (v) herein and (A) if, and to the extent, the Award’s tranches are already vested and exercisable on the Termination Date, they shall remain exercisable for the lesser of one (1) year from the Termination
Date, or until the Expiration Date; and (B) if, and to the extent, tranches of the Award are not vested, solely the unvested tranche of the Award with a Scheduled Date Exercisable within 12 months of the
Termination Date shall vest and become exercisable as of the Termination Date, in an amount equal to the pro-rata amount based on actual employment completed during the tranche’s 12 month vesting period, with such newly-exercisable Stock Options remaining exercisable for one (1) year from the
Termination Date. Stock Options that do not become vested and exercisable based on the previous provisions shall be forfeited as of the Termination Date. No Stock Options shall vest upon involuntary termination under this provision without the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company. If the Optionee retires on or after age 55 but before age 62, the provisions of this paragraph shall apply except any vested Stock Options as of the Termination Date shall remain exercisable until the Expiration Date.
(iii)Death. If an Optionee dies while employed with the Company or any subsidiary or affiliate of the
Company during any applicable vesting period, this Award shall become fully vested and exercisable upon death and may be exercised by the person designated as such Optionee’s beneficiary or beneficiaries or, in the absence of such designation, by the Optionee’s estate. The Stock Option shall remain exercisable until the Expiration Date.
(iv)Normal Retirement. If the termination of employment is due to retirement on or after age 62, this
Award’s tranches shall continue to vest and become exercisable on each respective Scheduled Date
Exercisable, remaining exercisable until the Expiration Date. Notwithstanding the above, if the
Termination Date is within twelve months of the Grant Date, the Award shall vest on a pro rata basis based on employment completed from Grant Date to the Termination Date within the first year after
Grant Date and shall be exercisable until the Expiration Date beginning on the Scheduled Date
Exercisable for the tranche to which the option belongs. Stock Options that do not become vested and exercisable based on the previous provisions shall be forfeited as of the Termination Date.
(v)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of the Stock Option.
3.Exercise of the Option.
(a)Method of Exercise. Optionee may exercise the vested portion of the Stock Option (provided the Fair Market
Value of the shares of Common Stock exercised exceeds the exercise price) prior to the Expiration Date of the Stock Option by delivering a notice of exercise in such form as may be designated by the Company from time to time, or making the required electronic election with the Company’s designated broker, and paying the exercise price and any Tax-Related Items (as defined in section 5 below) and costs to the Company’s stock plan administrator or such other person as the Company may designate, together with such additional documents as the Company may then require pursuant to the terms of the Plan.
(b)Method of Payment. Payment of the exercise price may be made by one of the methods available under the Company’s exercise procedures, which may include:
(i)Payment by cash or check.
(ii)Payment by transfer to the Company of whole shares of Common Stock Optionee already owns having a Fair Market Value determined at the time of exercise of the Stock Option equal to, but not exceeding, the exercise price and any Tax-Related Items; and
(iii)A “same day sale” transaction pursuant to which a third party (engaged by you or the Company) loans funds to you to enable you to purchase shares of Common Stock and pay any Tax-Related Items, and then sells a sufficient number of the exercised shares of Common Stock on your behalf to enable you to repay the loan and any fees. The remaining shares of Common Stock and/or cash are then delivered by the third party to the Optionee.
The Company may suspend, or eliminate, various forms of permissible payment of the exercise price from time to time in its sole discretion. Further, notwithstanding any provision within this Agreement to the contrary, if the
Optionee is a resident or provides services outside of the United States, the Committee may require that the
Optionee (or in the event of the Optionee’s death, his or her legal representative, as the case may be) exercise the Stock Option in a method other than as specified above, may require the Optionee to exercise the Stock
Option only by means of a “same day sale” transaction (either a “sell-all” transaction or a “sell-to-cover”
transaction) as it determines in its sole discretion, or may require the Optionee to sell any shares of Common
Stock the Optionee acquires under the Plan immediately or within a specified period following the Optionee’s termination of employment with the Company or any subsidiary or affiliate of the Company (in which case, the
Optionee hereby agrees that the Company shall have the authority to issue sale instructions in relation to such shares on the Optionee’s behalf).
(c)Responsibility for Exercise. The Optionee is responsible for taking any and all actions as may be required to exercise the Stock Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time.
The Optionee acknowledges that information regarding the procedures and requirements for the exercise of the Stock Option is available to the Optionee on request. Neither the Company nor any subsidiary or affiliate of the Company shall have any duty or obligation to notify you of the Expiration Date of the Option.

4.
Non-Transferability. The Stock Option may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Stock Option or of such rights contrary to the provisions hereof or in the Plan, the Stock Option and such rights shall immediately become null and void.

5.
Withholding of Tax. The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the company subsidiary or affiliate of the Company that employs the Optionee (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-
related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee or deemed by the Company or the Employer in their discretion to be an appropriate charge to the Optionee even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Optionee further acknowledges that the
Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related
Items in connection with any aspect of the Stock Option, including, but not limited to, the grant, vesting, exercise and the subsequent sale of shares of Common Stock acquired pursuant to such vesting and exercise and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the
Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-
Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; (ii) withholding from the shares of Common Stock to be delivered upon settlement of the Stock Option or other awards granted to the Optionee or (iii) permitting the Optionee to tender to the Company cash or, if allowed by the Committee, shares of Common Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the Optionee will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Common Stock to be delivered upon vesting of the Stock Option, for tax purposes, the Optionee is deemed to have been issued the full number of shares of Common Stock subject to the
Stock Option, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items. The Optionee will have no further rights with respect to any shares of Common Stock that are retained by the Company pursuant to this provision.
The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Common
Stock or proceeds from the sale of shares of Common Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.

6.
Restrictive Covenants; Confidential Information; Work Product. The Optionee agrees to cooperate with the
Company in any way needed in order to comply with or fulfill the terms of the Plan and this Grant document. As a term and condition of this Grant, Optionee agrees to the following terms:
a. I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as
Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency (including the
Securities and Exchange Commission, Department of Justice, Equal Employment Opportunity
Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets.  Examples of

Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing Confidential
Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the Company.
b.I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to
General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills. “Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.
During my employment with General Mills and anytime thereafter, I will take all necessary steps, at
General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.
c.[This Section 6.c. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the Company,
I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination
(including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
d.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
e.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Grant, termination and forfeiture of any unvested or un-exercised Options, and/or required payment to Company of all or a portion of any monetary gains acquired by Optionee as a result of the Grant, unless the Grant vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law
7.Nature of Grant. In accepting the Stock Option, the Optionee acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the Plan is operated and the Options are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Optionee may have under this
Agreement may be raised only against the Company but not any subsidiary or affiliate of the
Company (including, but not limited to, the Employer);
(c)no subsidiary or affiliate of the Company (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Optionee under this Agreement;
(d)the grant of the Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options or other awards have been granted in the past;
(e)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(f)the Optionee’s participation in the Plan is voluntary;
(g)the Stock Option and the Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its subsidiaries or affiliates and shall not interfere with the ability of the Company or the
Employer, as applicable, to terminate the Optionee’s employment relationship (as otherwise may be permitted under local law);
(h)unless otherwise agreed with the Company, the Stock Option and any shares of Common
Stock acquired upon vesting and exercise of the Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Optionee may provide as a director of any subsidiary or affiliate of the Company;
(i)the Stock Option and any shares of Common Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(j)the future value of the shares of Common Stock underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty;
(k)if the underlying shares of Common Stock do not increase in value, the Stock Option will have no value;
(l)upon exercise of the Stock Option, the value of such shares of Common Stock may increase or decrease in value, even below the exercise price;
(m)no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock
Option resulting from (A) termination of the Optionee’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid), and/or (B) from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law, and in consideration of the Stock Option, the Optionee agrees not to institute any claim against the Company or the Employer;
(n)the Stock Option and the rights evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan to have the Stock Option transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Common Stock; and
(o)neither the Company nor any of its subsidiaries or affiliates shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. dollar that may affect the value of the Stock Option or any amounts due to the Optionee pursuant to the exercise of the Stock Option or the subsequent sale of any shares of Common Stock acquired upon exercise of the Stock Option.
8.Data Privacy. If the Optionee would like to participate in the Plan, the Optionee will need to review the information provided in this Section 8 and, where applicable, declare the Optionee’s consent to the processing of personal data by the Company and the third parties stated below.
If the Optionee is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom, please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN 55426-1347,
U.S.A., is the controller responsible for the processing of the Optionee’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-
identifiable information about the Optionee, specifically, the Optionee’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the
Company or any subsidiary or affiliate of the Company, details of all Stock Options or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Optionee’s favor, which the Company receives from the Optionee or the Employer (the “Data”).
The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Optionee’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Optionee is based in the EU, EEA or United Kingdom, the legal basis for the processing of the
Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Optionee is based in any other jurisdiction, the legal basis for the processing of the Data by the
Company is the Optionee’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial
Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Optionee to administer the Stock Options. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United States and India. The Optionee’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Optionee is based in any other jurisdiction, the Data will be transferred from the Optionee’s jurisdiction to the Company and onward from the Company to any of its service providers based on the
Optionee’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Optionee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the
Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the
Optionee is in the EU, EEA or United Kingdom) or the Optionee’s consent (if the Optionee is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Optionee may have a number of rights under data privacy laws in the
Optionee’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Optionee is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests, (vi) portability of
Data, (vii) lodge complaints with competent authorities in the Optionee’s jurisdiction, and/or to (viii)
receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Optionee can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Optionee understands that providing the Company with
Data is necessary for the performance of the Agreement and that the Optionee’s refusal to provide the
Data would make it impossible for the Company to perform its contractual obligations and may affect the Optionee’s ability to participate in the Plan.
(g)Declaration of Consent (if the Optionee is outside the EU, EEA and United Kingdom). The Optionee hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the
Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any of its subsidiary or affiliate for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that the Optionee may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Optionee does not consent or later seeks to revoke the Optionee’s consent, the Optionee’s employment status or service with the Employer will not be affected; the Optionee’s consequence of refusing or withdrawing consent is that the Company would not be able to award the
Stock Options to the Optionee or any other equity award to the Optionee or administer or maintain such awards. Therefore, the Optionee understands that refusing or withdrawing consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee should contact HR Direct.
9.Insider Trading; Market Abuse Laws. By participating in the Plan, the Optionee agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Optionee), the Optionee further acknowledges that, depending on the Optionee’s or his or her broker’s country of residence or where the shares of Common Stock are listed, the Optionee may be subject to insider trading restrictions and/or market abuse laws that may affect the
Optionee’s ability to accept, acquire, sell or otherwise dispose of shares of Common Stock, rights to shares of Common
Stock (e.g., stock options) or rights linked to the value of shares of Common Stock, during such times the Optionee is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Optionee’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee places before he or she possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Optionee understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable restrictions, and that the Optionee should therefore consult the Optionee’s personal advisor on this matter

10. 11.
Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback Policies.
Electronic Delivery. The Optionee agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its subsidiaries or affiliates may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Optionee hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

12.
English Language. The Optionee acknowledges and agrees that it is the Optionee’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the
Stock Option be drawn up in English. To the extent the Optionee has been provided with a copy of this Agreement, the
Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation, unless otherwise required under applicable law.

13.
Addendum. Notwithstanding any provisions in this Agreement, the Stock Option shall be subject to any additional or different terms and conditions set forth in the Country-Specific Addendum to this Agreement (the “Addendum”).
Moreover, if the Optionee transfers to one of the countries included in such Addendum, the additional or different terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the
Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Optionee’s transfer). The Addendum constitutes part of this Agreement.

14.
Not a Public Offering. The award of the Stock Option is not intended to be a public offering of securities in the
Optionee’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Stock Option is not subject to the supervision of the local securities authorities. No employee of the Company or any of its subsidiaries or affiliates is permitted to advise the Optionee on whether he/she should participate in the Plan. Acquiring shares of Common Stock involves a degree of risk. Before deciding to participate in the Plan, the Optionee should carefully consider all risk factors relevant to the acquisition of shares of
Common Stock under the Plan and carefully review all of the materials related to the Stock Option and the Plan. In addition, the Optionee should consult with his/her personal advisor for professional investment advice.

15.
Repatriation; Compliance with Law. The Optionee agrees to repatriate all payments attributable to the shares of
Common Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Optionee’s country of employment (and country of residence, if different). In addition, the Optionee agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its subsidiaries and affiliates, as may be required to allow the Company and any of its subsidiaries or affiliates o comply with local laws, rules and/or regulations in the Optionee’s country of employment (and country of residence, if different). Finally, the Optionee agrees to take any and all actions as may be required to comply with the Optionee’s personal obligations under local laws, rules and/or regulations in the Optionee’s country of employment and country of residence, if different).

16.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on the Stock Option, and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the
Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

17.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the
Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Stock Option. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this
Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S.
Employee Retirement Income Security Act.

18.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Optionee.
19.
Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

20.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

21.
Waiver. The waiver by the Company with respect to Optionee’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement

A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at. https://investors.generalmills.com/financial-information/sec-filings/default.aspx
GENERAL MILLS, INC.

GENERAL MILLS, INC.
STOCK OPTION AWARD AGREEMENT

OPTIONEE:		[Officer]
PERNR:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is
subject to the terms and conditions contained in the Plan document and this Stock Option Award
Agreement (“Agreement”). The Optionee: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Optionee has carefully read and is familiar with the provisions of this
Agreement and the Plan, and (iii) hereby accepts the Stock Option subject to all of the terms and conditions set forth herein, and in the Plan. If the Optionee does not wish to receive the Stock Option and/or does not consent and agree to the terms and conditions on which the Stock Option is offered, as set forth in this Agreement and the Plan, then the Optionee must reject this Award via the website of the
Company’s designated broker, no later than 60 days following the Grant Date. If the Optionee rejects this Award, this Award will immediately be forfeited and cancelled. The Optionee’s exercise of this Award will also constitute the Optionee’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the below Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Optionee" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Stock Option. The Company grants to the Optionee under the Plan the following non-qualified option to purchase the Company's common stock, par value USD 0.10 per share (“Common Stock”). The option granted pursuant to this Agreement is referred to as the “Stock Option” and subject to the terms in this
Agreement. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

Grant Date:
Expiration Date:
Option Shares:
Exercise price per share:
Type of Stock Option:
2.	Vesting of Stock Option; Forfeiture.

(a)Vesting Schedule. The Stock Option shall vest and become exercisable in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date.
TrancheNumber of OptionsScheduled Date Exercisable
(b)Forfeiture of Stock Option. The Optionee acknowledges that the Stock Options granted hereunder are subject to forfeiture, and/or limited exercise period, if the Optionee’s employment with the

Company or any subsidiary or affiliate of the Company terminates under certain circumstances, as herein provided.
(i)Resignation or Termination for Cause. If the Optionee’s employment with the Company or any subsidiary or affiliate of the Company is terminated at any time prior to the Expiration Date by either (i) resignation, or (ii) a discharge due to Optionee’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then, to the extent the Option Shares are vested as of the Termination Date, they shall expire three (3) months after the Termination Date (but in no event beyond the Expiration Date); and, if and to the extent the Option Shares are not vested as of the Termination Date, the unvested portions shall for no consideration be cancelled and forfeited immediately with no ability to be exercised. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Optionee is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Involuntary Termination. If the Optionee’s employment with the Company or any subsidiary or affiliate of the Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i), (iv) or (v) in this section 2, and only upon the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company, and to the extent, the Award’s tranches are already vested and exercisable on the Termination Date, they shall remain exercisable for the lesser of one (1) year from the Termination Date, or until the Expiration Date; and if, and to the extent, tranches of the Award are not vested, solely the unvested tranche of the Award with a
Scheduled Date Exercisable within 12 months of the Termination Date shall vest and become exercisable as of the Termination Date, in an amount equal to the pro-rata amount based on employment completed during the tranche’s 12 month vesting period, with such newly-
exercisable Stock Options remaining exercisable for one (1) year from the Termination Date.
Stock Options that do not become vested and exercisable based on the previous provisions shall be forfeited as of the Termination Date.
(iii)Death. If an Optionee dies while employed with the Company or any subsidiary or affiliate of the
Company during any applicable vesting period, this Award shall become fully vested and exercisable upon death and may be exercised by the person designated as such Optionee’s beneficiary or beneficiaries or, in the absence of such designation, by the Optionee’s estate. The
Stock Option shall remain exercisable until the Expiration Date.
(iv)Retirement. If the termination of employment is due to the Optionee’s retirement on or after age
55 and completion of at least five (5) years of Company service, this Award’s tranches shall continue to vest and become exercisable on each respective Scheduled Date Exercisable, remaining exercisable until the Expiration Date. Notwithstanding the above, if the Termination
Date is within twelve months of the Grant Date, the Award shall vest on a pro rata basis based on employment completed since grant prior to the Termination Date within the first year after
Grant Date and shall be exercisable until the Expiration Date beginning on the Scheduled Date
Exercisable for the tranche to which the option belongs. The terms of this paragraph (iv) shall not apply to an Optionee who, prior to a Change of Control, is terminated for cause as described in paragraph (b)(i) above; said Optionee shall be treated as provided in paragraph (b)(i).
(v)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of the Stock Option.

3.	Exercise of the Option.

(a)Method of Exercise. Optionee may exercise the vested portion of the Stock Option (provided the
Fair Market Value of the shares of Common Stock exercised exceeds the exercise price) prior to the
Expiration Date of the Stock Option or such earlier date indicated hereunder by delivering a notice of exercise in such form as may be designated by the Company from time to time, or making the required electronic election with the Company’s designated broker, and paying the exercise price and any Tax-Related Items (as defined in section 5 below) and costs to the Company’s stock plan administrator or such other person as the Company may designate, together with such additional documents as the Company may then require pursuant to the terms of the Plan.
(b)Method of Payment. Payment of the exercise price may be made by one of the methods available under the Company’s exercise procedures, which may include:
(i)Payment by cash or check.
(ii)Payment by transfer to the Company of whole shares of Common Stock Optionee already owns having a Fair Market Value determined at the time of exercise of the Stock Option equal to, but not exceeding, the exercise price and any Tax-Related Items; and
(iii)A “same day sale” transaction pursuant to which a third party (engaged by you or the Company)
loans funds to you to enable you to purchase shares of Common Stock and pay any Tax-
Related Items, and then sells a sufficient number of the exercised shares of Common Stock on your behalf to enable you to repay the loan and any fees. The remaining shares of Common
Stock and/or cash are then delivered by the third party to the Optionee.
The Company may suspend, or eliminate, various forms of permissible payment of the exercise price from time to time in its sole discretion. Further, notwithstanding any provision within this Agreement to the contrary, if the Optionee is a resident or provides services outside of the United States, the
Committee may require that the Optionee (or in the event of the Optionee’s death, his or her legal representative, as the case may be) exercise the Stock Option in a method other than as specified above, may require the Optionee to exercise the Stock Option only by means of a “same day sale”
transaction (either a “sell-all” transaction or a “sell-to-cover” transaction) as it determines in its sole discretion, or may require the Optionee to sell any shares of Common Stock the Optionee acquires under the Plan immediately or within a specified period following the Optionee’s termination of employment with the Company or any subsidiary or affiliate of the Company (in which case, the
Optionee hereby agrees that the Company shall have the authority to issue sale instructions in relation to such shares on the Optionee’s behalf).
(c)Responsibility for Exercise. The Optionee is responsible for taking any and all actions as may be required to exercise the Stock Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time. The Optionee acknowledges that information regarding the procedures and requirements for the exercise of the Stock Option is available to the Optionee on request. Neither the Company nor any subsidiary or affiliate of the Company shall have any duty or obligation to notify you of the Expiration Date of the Option.

4.
Non-Transferability. The Stock Option may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement.
Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Stock Option or of such rights contrary to the provisions hereof or in the Plan, the Stock Option and such rights shall immediately become null and void.

5.
Withholding of Tax. The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliate of the Company that employs the Optionee (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the
Optionee or deemed by the Company or the Employer in their discretion to be an appropriate charge to the
Optionee even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the
Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Optionee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock
Option, including, but not limited to, the grant, vesting, exercise and the subsequent sale of shares of Common
Stock acquired pursuant to such vesting and exercise and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the
Optionee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related
Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-
Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; (ii) withholding from the shares of
Common Stock to be delivered upon settlement of the Stock Option or other awards granted to the Optionee or (iii) permitting the Optionee to tender to the Company cash or, if allowed by the Committee, shares of
Common Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the
Optionee will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent.
If the obligation for Tax-Related Items is satisfied by withholding from the shares of Common Stock to be delivered upon vesting of the Stock Option, for tax purposes, the Optionee is deemed to have been issued the full number of shares of Common Stock subject to the Stock Option, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items. The Optionee will have no further rights with respect to any shares of Common Stock that are retained by the Company pursuant to this provision.
The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the
Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Common Stock or proceeds from the sale of shares of Common Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.
6.Restrictive Covenants; Confidential Information; Work Products. The Optionee agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Grant document.
As a term and condition of this Grant, Optionee agrees to the following terms:
a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the
Company.
b.I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to
General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills.
“Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.
During my employment with General Mills and anytime thereafter, I will take all necessary steps, at General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.
c.[This Section 6.c. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
d.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
e.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Grant, termination and forfeiture of any unvested or un-exercised Options, and/or required payment to
Company of all or a portion of any monetary gains acquired by Optionee as a result of the Grant, unless the Grant vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
7.Nature of Grant. In accepting the Stock Option, the Optionee acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the Plan is operated and the Options are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Optionee may have under this
Agreement may be raised only against the Company but not any subsidiary or affiliate of the
Company (including, but not limited to, the Employer);
(c)no subsidiary or affiliate of the Company (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Optionee under this Agreement;
(d)the grant of the Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options or other awards have been granted in the past;
(e)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(f)the Optionee’s participation in the Plan is voluntary;
(g)the Stock Option and the Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its subsidiaries or affiliates and shall not interfere with the ability of the Company or the
Employer, as applicable, to terminate the Optionee’s employment relationship (as otherwise may be permitted under local law);
(h)unless otherwise agreed with the Company, the Stock Option and any shares of Common
Stock acquired upon vesting and exercise of the Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Optionee may provide as a director of any subsidiary or affiliate of the Company;
(i)the Stock Option and any shares of Common Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(j)the future value of the shares of Common Stock underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty;
(k)if the underlying shares of Common Stock do not increase in value, the Stock Option will have no value;
(l)upon exercise of the Stock Option, the value of such shares of Common Stock may increase or decrease in value, even below the exercise price;
(m)no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock
Option resulting from (A) termination of the Optionee’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid), and/or (B) from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law, and in consideration of the Stock Option, the Optionee agrees not to institute any claim against the Company or the Employer;
(n)the Stock Option and the rights evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan to have the Stock Option transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Common Stock; and
(o)neither the Company nor any of its subsidiaries or affiliates shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. dollar that may affect the value of the Stock Option or any amounts due to the Optionee pursuant to the exercise of the Stock Option or the subsequent sale of any shares of Common Stock acquired upon exercise of the Stock Option.
8.Data Privacy. If the Optionee would like to participate in the Plan, the Optionee will need to review the information provided in this Section 8 and, where applicable, declare the Optionee’s consent to the processing of personal data by the Company and the third parties stated below.
If the Optionee is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom,
please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN
55426-1347, U.S.A., is the controller responsible for the processing of the Optionee’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Optionee, specifically, the Optionee’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any subsidiary or affiliate of the Company, details of all
Stock Options or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Optionee’s favor, which the Company receives from the Optionee or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Optionee’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Optionee is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Optionee is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Optionee’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE
Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Optionee to administer the Stock Options. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United
States and India. The Optionee’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Optionee is based in any other jurisdiction, the Data will be transferred from the
Optionee’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Optionee’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Optionee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Optionee is in the EU, EEA or United Kingdom) or
the Optionee’s consent (if the Optionee is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Optionee may have a number of rights under data privacy laws in the Optionee’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Optionee is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data,
(iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of
Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Optionee’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Optionee can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Optionee understands that providing the
Company with Data is necessary for the performance of the Agreement and that the Optionee’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Optionee’s ability to participate in the Plan.
(g)Declaration of Consent (if the Optionee is outside the EU, EEA and United Kingdom). The
Optionee hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any of its subsidiary or affiliate for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.
The Optionee understands that the Optionee may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Optionee does not consent or later seeks to revoke the Optionee’s consent, the Optionee’s employment status or service with the Employer will not be affected; the Optionee’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Stock Options to the Optionee or any other equity award to the Optionee or administer or maintain such awards. Therefore, the
Optionee understands that refusing or withdrawing consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee should contact HR Direct.

9.
Insider Trading; Market Abuse Laws. By participating in the Plan, the Optionee agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Optionee), the Optionee further acknowledges that, depending on the Optionee’s or his or her broker’s country of residence or where the shares of Common Stock are listed, the Optionee may be subject to insider trading restrictions and/or market abuse laws that may affect the Optionee’s ability to accept, acquire, sell or otherwise dispose of shares of Common
Stock, rights to shares of Common Stock (e.g., stock options) or rights linked to the value of shares of Common
Stock, during such times the Optionee is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Optionee’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee places before he or she possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Optionee understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable restrictions, and that the Optionee should therefore consult the Optionee’s personal advisor on this matter

10. 11.
Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback
Policies.
Electronic Delivery. The Optionee agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its subsidiaries or affiliates may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications.
Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Optionee hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

12.
English Language. The Optionee acknowledges and agrees that it is the Optionee’s express intent that this
Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Stock Option be drawn up in English. To the extent the Optionee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation, unless otherwise required under applicable law.

13.
Addendum. Notwithstanding any provisions in this Agreement, the Stock Option shall be subject to any additional or different terms and conditions set forth in the Country-Specific Addendum to this Agreement (the
“Addendum”). Moreover, if the Optionee transfers to one of the countries included in such Addendum, the additional or different terms and conditions for such country will apply to the Optionee, to the extent the
Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Optionee’s transfer). The Addendum constitutes part of this Agreement.

14.
Not a Public Offering. The award of the Stock Option is not intended to be a public offering of securities in the
Optionee’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Stock Option is not subject to the supervision of the local securities authorities. No employee of the Company or any of its subsidiaries or affiliates is permitted to advise the
Optionee on whether he/she should participate in the Plan. Acquiring shares of Common Stock involves a degree of risk. Before deciding to participate in the Plan, the Optionee should carefully consider all risk factors relevant to the acquisition of shares of Common Stock under the Plan and carefully review all of the materials related to the Stock Option and the Plan. In addition, the Optionee should consult with his/her personal advisor for professional investment advice.
15.
Repatriation; Compliance with Law. The Optionee agrees to repatriate all payments attributable to the shares of Common Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Optionee’s country of employment (and country of residence, if different). In addition, the
Optionee agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its subsidiaries or affiliates, as may be required to allow the Company and any of its subsidiaries and affiliates to comply with local laws, rules and/or regulations in the Optionee’s country of employment (and country of residence, if different). Finally, the Optionee agrees to take any and all actions as may be required to comply with the Optionee’s personal obligations under local laws, rules and/or regulations in the Optionee’s country of employment and country of residence, if different).

16.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the
Optionee’s participation in the Plan, on the Stock Option, and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

17.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Stock Option. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.

18.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Optionee.
19.
Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

20.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

21.
Waiver. The waiver by the Company with respect to Optionee’s (or any other optionee’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this
Agreement, or of any subsequent breach by such party of a provision of this Agreement

A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at https://investors.generalmills.com/financial-information/sec-filings/
default.aspx
GENERAL MILLS, INC.
GENERAL MILLS, INC.
STOCK OPTION AWARD AGREEMENT

OPTIONEE:		[Officer]
PERNR:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is
subject to the terms and conditions contained in the Plan document and this Stock Option Award
Agreement (“Agreement”). The Optionee: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Optionee has carefully read and is familiar with the provisions of this
Agreement and the Plan, and (iii) hereby accepts the Stock Option subject to all of the terms and conditions set forth herein, and in the Plan. If the Optionee does not wish to receive the Stock Option and/or does not consent and agree to the terms and conditions on which the Stock Option is offered, as set forth in this Agreement and the Plan, then the Optionee must reject this Award via the website of the
Company’s designated broker, no later than 60 days following the Grant Date. If the Optionee rejects this Award, this Award will immediately be forfeited and cancelled. The Optionee’s exercise of this Award will also constitute the Optionee’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the below Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Optionee" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Stock Option. The Company grants to the Optionee under the Plan the following non-qualified option to purchase the Company's common stock, par value USD 0.10 per share (“Common Stock”). The option granted pursuant to this Agreement is referred to as the “Stock Option” and subject to the terms in this
Agreement. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

Grant Date:
Expiration Date:
Option Shares:
Exercise price per share:
Type of Stock Option:
2.	Vesting of Stock Option; Forfeiture.

(a)Vesting Schedule. The Stock Option shall vest and become exercisable in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date.
TrancheNumber of OptionsScheduled Date Exercisable
(b)Forfeiture of Stock Option. The Optionee acknowledges that the Stock Options granted hereunder are subject to forfeiture, and/or limited exercise period, if the Optionee’s employment with the

Company or any subsidiary or affiliate of the Company terminates under certain circumstances, as herein provided.
(i)Termination for Cause. If the Optionee’s employment with the Company or any subsidiary or affiliate of the Company is terminated at any time prior to the Expiration Date by a discharge due to Optionee’s illegal activities, poor work performance, misconduct or violation of the Company’s
Code of Conduct, policies or practices, then, to the extent the Option Shares are vested as of the Termination Date, they shall expire three (3) months after the Termination Date (but in no event beyond the Expiration Date); and, if and to the extent the Option Shares are not vested as of the Termination Date, the unvested portions shall for no consideration be cancelled and forfeited immediately with no ability to be exercised. For the avoidance of doubt, “Termination
Date” for purposes of this Award will be deemed to occur as of the date Optionee is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave”
or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Death. If an Optionee dies while employed with the Company or any subsidiary or affiliate of the
Company during any applicable vesting period, this Award shall become fully vested and exercisable upon death and may be exercised by the person designated as such Optionee’s beneficiary or beneficiaries or, in the absence of such designation, by the Optionee’s estate. The
Stock Option shall remain exercisable until the Expiration Date.
(iii)Other Terminations. If the voluntary termination of employment is prior to the third anniversary of the Grant Date, then the unvested tranches of this Award shall forfeit in their entirety, and to the extent the Stock Options are vested and exercisable, they shall remain so until the Expiration
Date. If, however, the Optionee voluntarily terminates employment on or after the third anniversary of the Grant Date, this Award’s unvested tranches shall fully vest and become exercisable on each respective Scheduled Date Exercisable, remaining exercisable until the
Expiration Date. If the termination of employment is involuntary at the initiation of the Company, and upon the execution (without revoking) of an effective general legal release, the Award shall be fully vested and exercisable on each respective Scheduled Date Exercisable, remaining exercisable until the Expiration Date. Notwithstanding the above, the terms of this paragraph shall not apply to a Optionee who, prior to a Change of Control, is terminated for cause as described in (b)(i) above; said Optionee shall be treated as provided in (b)(i) above. In addition, if the provisions of the Plan Section 11 (Change in Control) become operative they would over-
ride the provisions of this paragraph.
(iv)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of the Stock Option.
3.Exercise of the Option.
(a)Method of Exercise. Optionee may exercise the vested portion of the Stock Option (provided the
Fair Market Value of the shares of Common Stock exercised exceeds the exercise price) prior to the
Expiration Date of the Stock Option or such earlier date indicated hereunder by delivering a notice of exercise in such form as may be designated by the Company from time to time, or making the required electronic election with the Company’s designated broker, and paying the exercise price and any Tax-Related Items (as defined in section 5 below) and costs to the Company’s stock plan administrator or such other person as the Company may designate, together with such additional documents as the Company may then require pursuant to the terms of the Plan.
(b)Method of Payment. Payment of the exercise price may be made by one of the methods available under the Company’s exercise procedures, which may include:

(i)Payment by cash or check.
(ii)Payment by transfer to the Company of whole shares of Common Stock Optionee already owns having a Fair Market Value determined at the time of exercise of the Stock Option equal to, but not exceeding, the exercise price and any Tax-Related Items; and
(iii)A “same day sale” transaction pursuant to which a third party (engaged by you or the Company)
loans funds to you to enable you to purchase shares of Common Stock and pay any Tax-
Related Items, and then sells a sufficient number of the exercised shares of Common Stock on your behalf to enable you to repay the loan and any fees. The remaining shares of Common
Stock and/or cash are then delivered by the third party to the Optionee.
The Company may suspend, or eliminate, various forms of permissible payment of the exercise price from time to time in its sole discretion. Further, notwithstanding any provision within this Agreement to the contrary, if the Optionee is a resident or provides services outside of the United States, the
Committee may require that the Optionee (or in the event of the Optionee’s death, his or her legal representative, as the case may be) exercise the Stock Option in a method other than as specified above, may require the Optionee to exercise the Stock Option only by means of a “same day sale”
transaction (either a “sell-all” transaction or a “sell-to-cover” transaction) as it determines in its sole discretion, or may require the Optionee to sell any shares of Common Stock the Optionee acquires under the Plan immediately or within a specified period following the Optionee’s termination of employment with the Company or any subsidiary or affiliate of the Company (in which case, the
Optionee hereby agrees that the Company shall have the authority to issue sale instructions in relation to such shares on the Optionee’s behalf).
(c) Responsibility for Exercise. The Optionee is responsible for taking any and all actions as may be required to exercise the Stock Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time. The Optionee acknowledges that information regarding the procedures and requirements for the exercise of the Stock Option is available to the Optionee on request. Neither the Company nor any subsidiary or affiliate of the Company shall have any duty or obligation to notify you of the Expiration Date of the Option.

4.
Non-Transferability. The Stock Option may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement.
Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Stock Option or of such rights contrary to the provisions hereof or in the Plan, the Stock Option and such rights shall immediately become null and void.

5.
Withholding of Tax. The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliate of the Company that employs the Optionee (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the
Optionee or deemed by the Company or the Employer in their discretion to be an appropriate charge to the
Optionee even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the
Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Optionee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock
Option, including, but not limited to, the grant, vesting, exercise and the subsequent sale of shares of Common
Stock acquired pursuant to such vesting and exercise and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the
Optionee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related
Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-
Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; (ii) withholding from the shares of
Common Stock to be delivered upon settlement of the Stock Option or other awards granted to the Optionee or (iii) permitting the Optionee to tender to the Company cash or, if allowed by the Committee, shares of
Common Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the
Optionee will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent.
If the obligation for Tax-Related Items is satisfied by withholding from the shares of Common Stock to be delivered upon vesting of the Stock Option, for tax purposes, the Optionee is deemed to have been issued the full number of shares of Common Stock subject to the Stock Option, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items. The Optionee will have no further rights with respect to any shares of Common Stock that are retained by the Company pursuant to this provision.
The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the
Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Common Stock or proceeds from the sale of shares of Common Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.
6.Restrictive Covenants; Confidential Information; Work Product. The Optionee agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Grant document.
As a term and condition of this Grant, Optionee agrees to the following terms:
a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, customer, vendor or partner client or contact lists, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the
Company.
b.I agree to promptly tell General Mills about any ideas, concepts, improvements, designs, inventions, discoveries, and creative works (collectively, “Work Product”) which I conceive or create during my employment with General Mills which relate to General Mills’ businesses.
I further agree to immediately, automatically and irrevocably assign, and hereby do assign, to
General Mills any and all intellectual property rights in and to such Work Product, and all such intellectual property rights shall be solely and exclusively owned by General Mills.
“Intellectual property rights” means patent rights, copyrights, trade secret rights, trade dress rights, trademark rights and all comparable rights throughout the world.
During my employment with General Mills and anytime thereafter, I will take all necessary steps, at General Mills’ request and expense, but without further compensation to me, to execute any instruments necessary to enable General Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave General Mills, I agree to help General Mills in every way possible in any government or legal proceedings pertaining to any General Mills intellectual property rights.
c.[This Section 6.c. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
d.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
e.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Grant, termination and forfeiture of any unvested or un-exercised Options, and/or required payment to
Company of all or a portion of any monetary gains acquired by Optionee as a result of the Grant, unless the Grant vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
7.Nature of Grant. In accepting the Stock Option, the Optionee acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the Plan is operated and the Options are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Optionee may have under this Agreement may be raised only against the Company but not any subsidiary or affiliate of the Company (including, but not limited to, the Employer);
(c)no subsidiary or affiliate of the Company (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Optionee under this Agreement;
(d)the grant of the Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options or other awards have been granted in the past;
(e)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(f)the Optionee’s participation in the Plan is voluntary;
(g)the Stock Option and the Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its subsidiaries or affiliates and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the
Optionee’s employment relationship (as otherwise may be permitted under local law);
(h)unless otherwise agreed with the Company, the Stock Option and any shares of Common Stock acquired upon vesting and exercise of the Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Optionee may provide as a director of any subsidiary or affiliate of the Company;
(i)the Stock Option and any shares of Common Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(j)the future value of the shares of Common Stock underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty;
(k)if the underlying shares of Common Stock do not increase in value, the Stock Option will have no value;
(l)upon exercise of the Stock Option, the value of such shares of Common Stock may increase or decrease in value, even below the exercise price;
(m)no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Option resulting from (A) termination of the Optionee’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid), and/or (B) from the application of any clawback or recoupment policy adopted by the Company or imposed by applicable law, and in consideration of the
Stock Option, the Optionee agrees not to institute any claim against the Company or the Employer;
(n)the Stock Option and the rights evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan to have the Stock Option transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Common Stock; and
(o)neither the Company nor any of its subsidiaries or affiliates shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. dollar that may affect the value of the Stock Option or any amounts due to the Optionee pursuant to the exercise of the Stock Option or the subsequent sale of any shares of Common Stock acquired upon exercise of the Stock Option.
8.Data Privacy. If the Optionee would like to participate in the Plan, the Optionee will need to review the information provided in this Section 8 and, where applicable, declare the Optionee’s consent to the processing of personal data by the Company and the third parties stated below.
If the Optionee is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom,
please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN
55426-1347, U.S.A., is the controller responsible for the processing of the Optionee’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Optionee, specifically, the Optionee’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any subsidiary or affiliate of the Company, details of all
Stock Options or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Optionee’s favor, which the Company receives from the Optionee or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Optionee’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Optionee is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Optionee is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Optionee’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE
Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Optionee to administer the Stock Options. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United
States and India. The Optionee’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Optionee is based in any other jurisdiction, the Data will be transferred from the
Optionee’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Optionee’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Optionee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Optionee is in the EU, EEA or United Kingdom) or
the Optionee’s consent (if the Optionee is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Optionee may have a number of rights under data privacy laws in the Optionee’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Optionee is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data,
(iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of
Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Optionee’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Optionee can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Optionee understands that providing the
Company with Data is necessary for the performance of the Agreement and that the Optionee’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Optionee’s ability to participate in the Plan.
(g)Declaration of Consent (if the Optionee is outside the EU, EEA and United Kingdom). The
Optionee hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any of its subsidiary or affiliate for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.
The Optionee understands that the Optionee may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Optionee does not consent or later seeks to revoke the Optionee’s consent, the Optionee’s employment status or service with the Employer will not be affected; the Optionee’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Stock Options to the Optionee or any other equity award to the Optionee or administer or maintain such awards. Therefore, the
Optionee understands that refusing or withdrawing consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee should contact HR Direct.
9.Insider Trading; Market Abuse Laws. By participating in the Plan, the Optionee agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Optionee), the Optionee further acknowledges that, depending on the Optionee’s or his or her broker’s country of residence or where the shares of Common Stock are listed, the Optionee may be subject to insider trading restrictions and/or market abuse laws that may affect the Optionee’s ability to accept, acquire, sell or otherwise dispose of shares of Common
Stock, rights to shares of Common Stock (e.g., stock options) or rights linked to the value of shares of Common
Stock, during such times the Optionee is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Optionee’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee places before he or she possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Optionee understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable restrictions, and that the Optionee should therefore consult the Optionee’s personal advisor on this matter

10. 11.
Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback
Policies.
Electronic Delivery. The Optionee agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its subsidiaries or affiliates may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications.
Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Optionee hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

12.
English Language. The Optionee acknowledges and agrees that it is the Optionee’s express intent that this
Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Stock Option be drawn up in English. To the extent the Optionee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation, unless otherwise required under applicable law.

13.
Addendum. Notwithstanding any provisions in this Agreement, the Stock Option shall be subject to any additional or different terms and conditions set forth in the Country-Specific Addendum to this Agreement (the
“Addendum”). Moreover, if the Optionee transfers to one of the countries included in such Addendum, the additional or different terms and conditions for such country will apply to the Optionee, to the extent the
Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Optionee’s transfer). The Addendum constitutes part of this Agreement.

14.
Not a Public Offering. The award of the Stock Option is not intended to be a public offering of securities in the
Optionee’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Stock Option is not subject to the supervision of the local securities authorities. No employee of the Company or any of its subsidiaries and affiliates is permitted to advise the
Optionee on whether he/she should participate in the Plan. Acquiring shares of Common Stock involves a degree of risk. Before deciding to participate in the Plan, the Optionee should carefully consider all risk factors relevant to the acquisition of shares of Common Stock under the Plan and carefully review all of the materials related to the Stock Option and the Plan. In addition, the Optionee should consult with his/her personal advisor for professional investment advice.

15.
Repatriation; Compliance with Law. The Optionee agrees to repatriate all payments attributable to the shares of Common Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Optionee’s country of employment (and country of residence, if different). In addition, the
Optionee agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its
Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Optionee’s country of employment (and country of residence, if different). Finally, the Optionee agrees to take any and all actions as may be required to comply with the Optionee’s personal obligations under local laws, rules and/or regulations in the Optionee’s country of employment and country of residence, if different).

16.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the
Optionee’s participation in the Plan, on the Stock Option, and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

17.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Stock Option. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.

18.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Optionee.
19.
Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

20.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

21.
Waiver. The waiver by the Company with respect to Optionee’s (or any other optionee’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this
Agreement, or of any subsequent breach by such party of a provision of this Agreement

A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at https://investors.generalmills.com/financial-information/sec-filings/
default.aspx.
GENERAL MILLS, INC.

GENERAL MILLS, INC. PERFORMANCE
STOCK UNIT AWARD AGREEMENT

GRANT DATE:
PARTICIPANT: [CEO]
PERNR:
TARGET NUMBER OF UNITS SUBJECT TO AWARD:
PERFORMANCE PERIOD:
EXPIRATION DATE OF RESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"),
and is subject to the terms and conditions contained in the Plan document and this
Performance Stock Unit Award Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii)
hereby accepts the Performance Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Performance
Stock Units and/or does not consent and agree to the terms and conditions on which the
Performance Stock Units are offered, as set forth in this Agreement and the Plan, then the
Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.
THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this
Agreement are referred to as the “Performance Stock Units”. The number of Performance Stock
Units earned by the Participant for the Performance Period will be determined at the end of the
Performance Period based on the level of achievement against the Performance Measures and conditions in accordance with Attachment A. The number of shares of Stock the Participant is paid is dependent on the number of Performance Stock Units earned and satisfactory completion of the service requirements described herein. Whether, and the extent to which Performance Measures have been satisfied at the end of the Performance Period shall be certified by the Compensation &
Talent Committee before any payment is made, and all such determinations shall be made by the
Compensation & Talent Committee in its sole discretion. For each Performance Stock Unit earned and vested, if any, at the Expiration Date of the Restricted Period, one share of the Company’s Stock shall be issued to the Participant on the Expiration Date of the Restricted Period, subject to any additional restrictions or holding requirements in Attachment A. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.
2.Vesting of Performance Stock Units; Forfeiture of Performance Stock Units.
(a)Vesting Schedule. The Performance Stock Units shall vest on the Expiration Date of the
Restricted Period set forth above (“Vesting Date”) subject to the terms of this Agreement and the Plan.
(b)Forfeiture of Performance Stock Units. The Participant acknowledges that the
Performance Stock Units awarded hereunder are subject to forfeiture if the Participant’s employment with the Company or any subsidiary or affiliated companies terminates under certain circumstances before the Vesting Date, as herein provided.
(i)Resignation or Termination for Cause. If the Participant’s employment with the
Company or any subsidiary or affiliated companies is terminated by either (i)
resignation, or (ii) a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then these Performance Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited in their entirety. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Involuntary Termination/ Early Retirement. If the Participant’s employment by the
Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i), (iv) or (v) in this section 2, and upon the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company, or if the
Participant retires on or after age 55 but before age 62, this Award shall be payable on the Expiration Date of the Restricted Period with a value, if any, that otherwise would be earned under the applicable performance goals established under
Attachment A based on actual performance; and shall vest at the Expiration Date of the Restricted Period in a pro-rata amount based on actual employment completed during the Performance Period through the date of termination. All other
Performance Share Units shall be forfeited as of the date of termination.
(iii)Death. If a Participant dies while employed by the Company or any subsidiary or affiliated companies during the Performance Period, this Award shall fully vest and shall be considered to be earned in full “at target” as if the applicable Performance
Measures established in Attachment A have been achieved at target, and settled and paid on the first day of the month following death to the designated beneficiary or beneficiaries.
(iv)Normal Retirement. If the termination of employment is due to a Participant’s retirement on or after age 62, then if such retirement occurs before the end of the
Company’s fiscal year within which this Award was granted, it shall vest in a pro-
rata amount based on actual employment completed during said fiscal year. But if such retirement occurs after the end of the fiscal year in which it is awarded, then it shall vest fully. In either case, vested Units shall be paid on the Expiration Date of the Restricted Period, with a value, if any, that otherwise would be earned under the applicable performance goals established in the Attachment based on actual performance.
(v)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with
Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code Section 409A.
3.Dividend Equivalents. Subject to any applicable provisions in Attachment A, any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the Award is settled and/or forfeited shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock
(“Dividend Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying Performance Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Performance Stock Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents.
Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Performance
Stock Units to which they relate are settled.
4.Settlement of Performance Stock Units. Upon vesting of the Performance Stock Units, settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the vesting date, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock.
At the Company’s discretion, additional restrictions or holding requirements may be imposed on settled Units and dividend equivalents, if any.
5.Non-Transferability. The Performance Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Performance Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Performance Stock Units and such rights shall immediately become null and void.
6.Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the
Company or, if different, the subsidiary or affiliated company that employs the Participant (the
“Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by the Company or the
Employer in their discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Performance Stock Units to reduce or eliminate the Participant’s liability for Tax-
Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related
Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the
Employer (or former employer, as applicable) may be required to withhold or account for Tax-
Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related
Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i)
withholding from the Participant’s wages or other cash compensation paid to the Participant by the
Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Performance Stock Units or other awards granted to the Participant or (iii)
permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of
Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Performance Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Performance Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the
Participant’s participation in the Plan that cannot be satisfied by the means previously described.
The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of
Stock until arrangements satisfactory to the Company have been made in connection with the Tax-
Related Items.
7.Restrictive Covenants; Confidential Information. The Participant agrees to cooperate with the
Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:
a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the
Company terminates for any reason, including “retirement” as that term is used in the Plan,
I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets.
Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the
Company.
b.[This Section 7.b. does not apply to California, Colorado, Minnesota, and Washington -
based employees.] I agree that for one year after I leave the Company, including retiring from the Company, I will not work on any product, brand category, process, or service: (A)
on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B)
which competes with General Mills products, brand categories, processes, or related services.
c.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
d.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the
Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
8.Nature of Grant. In accepting the Performance Stock Units, the Participant acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the grant of the Performance Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Performance Stock Units, or benefits in lieu of Performance Stock Units, even if Performance Stock Units s or other awards have been granted in the past;
(c)all decisions with respect to future awards, if any, will be at the sole discretion of the
Company;
(d)the Participant’s participation in the Plan is voluntary;
(e)the Performance Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the
Company or any of its Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
(f)unless otherwise agreed with the Company, the Performance Stock Units and any shares of Stock acquired upon vesting of the Performance Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the
Participant may provide as a director of any subsidiary or affiliate of the Company;
(g)the Performance Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-
service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(h)the future value of the shares of Stock underlying the Performance Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(i)upon vesting of the Performance Stock Units, the value of such shares of Stock may increase or decrease in value;
(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the
Performance Stock Units resulting from termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid)
and, in consideration of the Performance Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
(k)the Performance Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the
Company in its discretion, to have the Performance Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock;
and
(l)neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S.
dollar that may affect the value of the Performance Stock Units or any amounts due to the
Participant pursuant to the vesting of the Performance Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Performance Stock Units.
9.Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United
Kingdom, please note that General Mills, Inc. with registered address at One General Mills
Boulevard, Minneapolis, MN 55426-1347, is the controller responsible for the processing of the
Participant’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of
Stock or directorships held in the Company or any affiliated company, details of all
Performance Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the
Company receives from the Participant or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the
Data by the Company is the Participant’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE
Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Participant to administer the Performance
Stock Units. The processing of Data will take place through both electronic and non-
electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United
States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the
Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or
United Kingdom) or the Participant’s consent (if the Participant is outside the EU, EEA or
United Kingdom).
(e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect
Data, (iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Participant understands that providing the
Company with Data is necessary for the performance of the Agreement and that the
Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
(g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The
Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct.
If the Participant does not consent or later seeks to revoke the Participant’s consent, the
Participant’s employment status or service with the Employer will not be affected; the
Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Performance Stock Units or any other equity award to the Participant or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.
10.Clawback. This Award is specifically made subject to the Company’s Executive Compensation
Clawback Policies.
11.Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Participant), the
Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Performance Stock Units)
or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the
Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information.
Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees.
Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the Participant’s personal advisor on this matter.
12.Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the
Company and its Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the
Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Performance Stock Units be drawn up in English. To the extent the Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.
14.Addendum. Notwithstanding any provisions in this Agreement, the Performance Stock Units shall be subject to any special terms and conditions set forth in the Country-Specific Addendum to this
Agreement (the “Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the
Participant’s transfer). The Addendum constitutes part of this Agreement.
15.Not a Public Offering. The award of the Performance Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different).
The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Performance
Stock Units is not subject to the supervision of the local securities authorities. No employee of the
Company or any of its Subsidiaries or affiliated companies is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk.
Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Performance Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.
16.Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different). In addition, the Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the Participant’s country of employment and country of residence, if different).
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Performance Stock Unit, and on any shares of
Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Performance Stock Unit. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.
19.Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
20.Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21.Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the
Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.
22.Waiver. The waiver by the Company with respect to Participant’s (or any other participant’s)
compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is
available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest
Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under
Investor Information/Annual Reports.
GENERAL MILLS, INC.
GENERAL MILLS, INC. PERFORMANCE
STOCK UNIT AWARD AGREEMENT

GRANT DATE:
PARTICIPANT:	[Officer]
PERNR:
TARGET NUMBER OF UNITS SUBJECT TO AWARD:
PERFORMANCE PERIOD:
EXPIRATION DATE OF RESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"),
and is subject to the terms and conditions contained in the Plan document and this
Performance Stock Unit Award Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii)
hereby accepts the Performance Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Performance
Stock Units and/or does not consent and agree to the terms and conditions on which the
Performance Stock Units are offered, as set forth in this Agreement and the Plan, then the
Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.
THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the “Performance Stock Units”. The number of Performance Stock Units earned by the Participant for the Performance Period will be determined at the end of the Performance Period based on the level of achievement against the Performance Measures and conditions in accordance with Attachment A.
The number of shares of Stock the Participant is paid is dependent on the number of Performance Stock
Units earned and satisfactory completion of the service requirements described herein. Whether, and the extent to which Performance Measures have been satisfied at the end of the Performance Period shall be certified by the Compensation & Talent Committee before any payment is made, and all such determinations shall be made by the Compensation & Talent Committee in its sole discretion. For each
Performance Stock Unit earned and vested, if any, at the Expiration Date of the Restricted Period, one
share of the Company’s Stock shall be issued to the Participant on the Expiration Date of the Restricted
Period, subject to any additional restrictions or holding requirements in Attachment A. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the
Plan.
2.Vesting of Performance Stock Units; Forfeiture of Performance Stock Units.
a)Vesting Schedule. The Performance Stock Units shall vest on the Expiration Date of the Restricted
Period set forth above (“Vesting Date”) subject to the terms of this Agreement and the Plan.
b)Forfeiture of Performance Stock Units. The Participant acknowledges that the Performance
Stock Units awarded hereunder are subject to forfeiture if the Participant’s employment with the
Company or any subsidiary or affiliated companies terminates under certain circumstances before the Vesting Date, as herein provided.
i)Resignation or Termination for Cause. If the Participant’s employment with the Company or any subsidiary or affiliated companies is terminated by either (i) resignation, or (ii) a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the
Company’s Code of Conduct, policies or practices, then these Performance Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited in their entirety. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
ii)Involuntary Termination. If the Participant’s employment with the Company or any subsidiary or affiliated companies terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i), (iv) or (v) in this section 2, and upon the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company, the following rules shall apply:
(a)In the event that, at the Termination Date, the sum of the Participant’s age and years of service with the Company or any subsidiary or affiliated companies equals or exceeds
70, then if such involuntary termination occurs before the end of the Company’s fiscal year within which this Award was granted, it shall vest in a pro-rata amount based on actual employment completed during said fiscal year. But if such involuntary termination occurs after the end of the fiscal year in which it is awarded, then it shall vest fully. In either case, vested Performance Stock Units shall be settled and paid
(subject to any additional restrictions or holding requirements in Attachment A) on the
Expiration Date of the Restricted Period, with a value, if any, that otherwise would be earned under the applicable Performance Measures established in Attachment A based on actual performance.
(b)In the event that, at the Termination Date, the sum of the Participant’s age and years of service with the Company or any subsidiary or affiliated companies is less than 70, this
Award shall be settled and paid on the Expiration Date of the Restricted Period (subject to any additional restrictions or holding requirements in Attachment A) with a value, if any, that otherwise would be earned under the applicable Performance Measures established in Attachment A based on actual performance; and shall vest at the
Expiration Date of the Restricted Period in a pro-rata amount based on actual employment completed during the Performance Period through the Termination Date.
All other Performance Stock Units shall be forfeited as of the Termination Date.
iii)Death. If a Participant dies while employed by the Company or any subsidiary or affiliated companies during the Performance Period, this Award shall fully vest and shall be considered to be earned in full “at target” as if the applicable Performance Measures established in
Attachment A have been achieved at target, and settled and paid on the first day of the month following death to the designated beneficiary or beneficiaries.
iv)Retirement. If the termination of employment is due to the Participant’s retirement on or after age 55 and completion of at least five (5) years of service with the Company or any subsidiary or affiliated companies, then if such retirement occurs before the end of the Company’s fiscal year within which this Award was granted, it shall vest in a pro-rata amount based on actual employment completed during said fiscal year. But if such retirement occurs after the end of the fiscal year in which it is awarded, then it shall vest fully. In either case, vested Performance
Stock Units shall be settled and paid on the Expiration Date of the Restricted Period (subject to any additional restrictions or holding requirements in Attachment A), with a value, if any, that otherwise would be earned under the applicable Performance Measures established in
Attachment A based on actual performance. Notwithstanding the above, the terms of this paragraph (iv) shall not apply to a Participant who, prior to a Change of Control, is terminated for cause as described in (b)(i); said Participant shall be treated as provided in paragraph (b)(i).
v)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code
Section 409A.
3.Dividend Equivalents. Subject to any applicable provisions in Attachment A, any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the
Award is settled and/or forfeited shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend
Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying
Performance Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Performance Stock
Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Performance Stock Units to which they relate are settled.
4.Settlement of Performance Stock Units. Upon vesting of the Performance Stock Units, settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the vesting date, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock. At the
Company’s discretion, additional restrictions or holding requirements may be imposed on settled Units and dividend equivalents, if any.
5.Non-Transferability. The Performance Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Performance Stock Units or of such rights contrary to the provisions hereof or in the Plan, the
Performance Stock Units and such rights shall immediately become null and void.
6.Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliated company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer
(“Tax-Related Items”), is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the
Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Performance Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to
Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related
Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related
Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i)
withholding from the Participant’s wages or other cash compensation paid to the Participant by the
Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Performance Stock Units or other awards granted to the Participant or (iii)
permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of
Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Performance Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Performance Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the
Participant’s participation in the Plan that cannot be satisfied by the means previously described.
The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of
Stock until arrangements satisfactory to the Company have been made in connection with the Tax-
Related Items.
7.Restrictive Covenants; Confidential Information. The Participant agrees to cooperate with the
Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:
(a)I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential
Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the Company.
b)[This Section 7.b. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
c)I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
d)I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the
Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
8.Nature of Grant. In accepting the Performance Stock Units, the Participant acknowledges and agrees that:
a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time
(subject to any limitations set forth in the Plan);
b)the grant of the Performance Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Performance Stock Units, or benefits in lieu of restricted stock units, even if Performance Stock Units restricted stock units or other awards have been granted in the past;
c)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
d)the Participant’s participation in the Plan is voluntary;
e)the Performance Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its
Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the
Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
f)unless otherwise agreed with the Company, the Performance Stock Units and any shares of Stock acquired upon vesting of the Performance Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any subsidiary or affiliate of the Company;
g)the Performance Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
h)the future value of the shares of Stock underlying the Performance Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
i)upon vesting of the Performance Stock Units, the value of such shares of Stock may increase or decrease in value;
j)no claim or entitlement to compensation or damages shall arise from forfeiture of the Performance
Stock Units resulting from termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the
Performance Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
k)the Performance Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the Performance Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
l)neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Performance Stock Units or any amounts due to the Participant pursuant to the vesting of the Performance Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Performance Stock Units.
9.Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United
Kingdom, please note that General Mills, Inc. with registered address at One General Mills
Boulevard, Minneapolis, MN 55426-1347, is the controller responsible for the processing of the
Participant’s personal data in connection with the Agreement and the Plan.
a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any affiliated company, details of all Performance Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the Participant or the
Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the
Data by the Company is the Participant’s consent as further described below.
b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial
Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share
Data with such service provider. The Company’s service provider will maintain an account for the
Participant to administer the Performance Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
c)International Data Transfers. The Company and its service providers are based in the United States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU
Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the
Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the
Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom) or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the
Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv)
restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests,
(vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of
Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
f)Necessary Disclosure of Personal Data. The Participant understands that providing the Company with Data is necessary for the performance of the Agreement and that the Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The
Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the
Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Performance Stock Units or any other equity award to the Participant or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the
Participant should contact HR Direct.
10.Clawback. This Award is specifically made subject to the Company’s Executive Compensation
Clawback Policies.
11.Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Participant), the
Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Performance Stock Units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country.
Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the
Participant places before he or she possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know”
basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the Participant’s personal advisor on this matter.
12.Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its
Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the
Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Performance Stock Units be drawn up in English. To the extent the
Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.
14.Addendum. Notwithstanding any provisions in this Agreement, the Performance Stock Units shall be subject to any special terms and conditions set forth in the Country-Specific Addendum to this
Agreement (the “Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the
Participant’s transfer). The Addendum constitutes part of this Agreement.
15.Not a Public Offering. The award of the Performance Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The
Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Performance
Stock Units is not subject to the supervision of the local securities authorities. No employee of the
Company or any of its Subsidiaries or affiliated companies is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the
Performance Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.
16.Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different).
In addition, the Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the
Company and any of its Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the Participant’s country of employment and country of residence, if different).
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Performance Stock Unit, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Performance Stock Unit. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or
Award to the U.S. Employee Retirement Income Security Act.
19.Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the
Company and all persons lawfully claiming under the Participant.
20.Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21.Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.
22.Waiver. The waiver by the Company with respect to Participant’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is
available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest
Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under
Investor Information/Annual Reports.
GENERAL MILLS, INC.
GENERAL MILLS, INC. PERFORMANCE
STOCK UNIT AWARD AGREEMENT

GRANT DATE:
PARTICIPANT:	[Officer]
PERNR:
TARGET NUMBER OF UNITS SUBJECT TO AWARD:
PERFORMANCE PERIOD:
EXPIRATION DATE OF RESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"),
and is subject to the terms and conditions contained in the Plan document and this
Performance Stock Unit Award Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii)
hereby accepts the Performance Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Performance
Stock Units and/or does not consent and agree to the terms and conditions on which the
Performance Stock Units are offered, as set forth in this Agreement and the Plan, then the
Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.
THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the “Performance Stock Units”. The number of Performance Stock Units earned by the Participant for the Performance Period will be determined at the end of the Performance Period based on the level of achievement against the Performance Measures and conditions in accordance with Attachment A.
The number of shares of Stock the Participant is paid is dependent on the number of Performance Stock
Units earned and satisfactory completion of the service requirements described herein. Whether, and the extent to which Performance Measures have been satisfied at the end of the Performance Period shall be certified by the Compensation & Talent Committee before any payment is made, and all such determinations shall be made by the Compensation & Talent Committee in its sole discretion. For each
Performance Stock Unit earned and vested, if any, at the Expiration Date of the Restricted Period, one
share of the Company’s Stock shall be issued to the Participant on the Expiration Date of the Restricted
Period, subject to any additional restrictions or holding requirements in Attachment A. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the
Plan.
2.Vesting of Performance Stock Units; Forfeiture of Performance Stock Units.
a)Vesting Schedule. The Performance Stock Units shall vest on the Expiration Date of the Restricted
Period set forth above (“Vesting Date”) subject to the terms of this Agreement and the Plan.
b)Forfeiture of Performance Stock Units. The Participant acknowledges that the Performance
Stock Units awarded hereunder are subject to forfeiture if the Participant’s employment with the
Company or any subsidiary or affiliated companies terminates under certain circumstances before the Vesting Date, as herein provided.
i)Resignation or Termination for Cause. If the Participant’s employment with the Company or any subsidiary or affiliated companies is terminated by either (i) resignation, or (ii) a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the
Company’s Code of Conduct, policies or practices, then these Performance Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited in their entirety. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
ii)Involuntary Termination. If the Participant’s employment with the Company or any subsidiary or affiliated companies terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i) or (iv) in this section 2, and upon the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company, the following rules shall apply: if such involuntary termination occurs before the end of the Company’s fiscal year within which this
Award was granted, it shall vest in a pro-rata amount based on actual employment completed during said fiscal year. But if such involuntary termination occurs after the end of the fiscal year in which it is awarded, then it shall vest fully. In either case, vested Performance Stock Units shall be paid (subject to any additional restrictions or holding requirements in Attachment A) on the Expiration Date of the Restricted Period, with a value, if any, that otherwise would be earned under the applicable Performance Measures established in Attachment A based on actual performance.
iii)Death. If a Participant dies while employed by the Company or any subsidiary or affiliated companies during the Performance Period, this Award shall fully vest and shall be considered to be earned in full “at target” as if the applicable Performance Measures established in
Attachment A have been achieved at target, and settled and paid on the first day of the month following death to the designated beneficiary or beneficiaries.
iv)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code
Section 409A.
3.Dividend Equivalents. Subject to any applicable provisions in Attachment A, any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the
Award is settled and/or forfeited shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend
Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying
Performance Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Performance Stock
Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Performance Stock Units to which they relate are settled.
4.Settlement of Performance Stock Units. Upon vesting of the Performance Stock Units, settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the vesting date, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock. At the
Company’s discretion, additional restrictions or holding requirements may be imposed on settled Units and dividend equivalents, if any.
5.Non-Transferability. The Performance Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Performance Stock Units or of such rights contrary to the provisions hereof or in the Plan, the
Performance Stock Units and such rights shall immediately become null and void.
6.Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliated company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer
(“Tax-Related Items”), is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the
Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Performance Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to
Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related
Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related
Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i)
withholding from the Participant’s wages or other cash compensation paid to the Participant by the
Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Performance Stock Units or other awards granted to the Participant or (iii)
permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of
Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Performance Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Performance Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the
Participant’s participation in the Plan that cannot be satisfied by the means previously described.
The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of
Stock until arrangements satisfactory to the Company have been made in connection with the Tax-
Related Items.
7.Restrictive Covenants; Confidential Information. The Participant agrees to cooperate with the
Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:
(a) I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential
Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the Company.
b)[This Section 7.b. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
c)I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
d)I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the
Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
8.Nature of Grant. In accepting the Performance Stock Units, the Participant acknowledges and agrees that:
a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time
(subject to any limitations set forth in the Plan);
b)the grant of the Performance Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of
Performance Stock Units s, even if Performance Stock Units or other awards have been granted in the past;
c)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
d)the Participant’s participation in the Plan is voluntary;
e)the Performance Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its
Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the
Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
f)unless otherwise agreed with the Company, the Performance Stock Units and any shares of Stock acquired upon vesting of the Performance Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any subsidiary or affiliate of the Company;
g)the Performance Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
h)the future value of the shares of Stock underlying the Performance Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
i)upon vesting of the Performance Stock Units, the value of such shares of Stock may increase or decrease in value;
j)no claim or entitlement to compensation or damages shall arise from forfeiture of the Performance
Stock Units resulting from termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the
Performance Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
k)the Performance Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the Performance Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
l)neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Performance Stock Units or any amounts due to the Participant pursuant to the vesting of the Performance Stock Units or the subsequent sale of any shares of Stock acquired upon vesting of the Performance Stock Units.
9.Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United
Kingdom, please note that General Mills, Inc. with registered address at One General Mills
Boulevard, Minneapolis, MN 55426-1347, is the controller responsible for the processing of the
Participant’s personal data in connection with the Agreement and the Plan.
a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any affiliated company, details of all Performance Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the Participant or the
Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the
Data by the Company is the Participant’s consent as further described below.
b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial
Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share
Data with such service provider. The Company’s service provider will maintain an account for the
Participant to administer the Performance Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
c)International Data Transfers. The Company and its service providers are based in the United States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU
Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the
Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the
Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom) or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the
Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv)
restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests,
(vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of
Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
f)Necessary Disclosure of Personal Data. The Participant understands that providing the Company with Data is necessary for the performance of the Agreement and that the Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The
Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the
Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Performance Stock Units or any other equity award to the Participant or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the
Participant should contact HR Direct.
10.Clawback. This Award is specifically made subject to the Company’s Executive Compensation
Clawback Policies.
11.Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Participant), the
Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., Performance Stock Units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country.
Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the
Participant places before he or she possessed inside information. Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know”
basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the Participant’s personal advisor on this matter.
12.Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its
Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the
Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13.English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Performance Stock Units be drawn up in English. To the extent the
Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.
14.Addendum. Notwithstanding any provisions in this Agreement, the Performance Stock Units shall be subject to any special terms and conditions set forth in the Country-Specific Addendum to this
Agreement (the “Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the
Participant’s transfer). The Addendum constitutes part of this Agreement.
15.Not a Public Offering. The award of the Performance Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The
Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Performance
Stock Units is not subject to the supervision of the local securities authorities. No employee of the
Company or any of its Subsidiaries or affiliated companies is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the
Performance Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.
16.Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different).
In addition, the Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the
Company and any of its Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the Participant’s country of employment and country of residence, if different).
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Performance Stock Unit, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
18.Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Performance Stock Unit. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or
Award to the U.S. Employee Retirement Income Security Act.
19.Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the
Company and all persons lawfully claiming under the Participant.
20.Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21.Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.
22.Waiver. The waiver by the Company with respect to Participant’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is
available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest
Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under
Investor Information/Annual Reports.
GENERAL MILLS, INC.
GENERAL MILLS, INC.
RESTRICTED STOCK UNIT AWARD

GRANT DATE:
PARTICIPANT:	[CEO]
PERNR:
AGGREGATE NUMBER OF UNITS SUBJECT TO AWARD:
EXPIRATION DATE OF RESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is
subject to the terms and conditions contained in the Plan document and this Restricted Stock Unit Award
Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii) hereby accepts the Restricted Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Restricted
Stock Units and/or does not consent and agree to the terms and conditions on which the Restricted Stock
Units are offered, as set forth in this Agreement and the Plan, then the Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The
Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc., and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the
“Restricted Stock Units”. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

2.	Vesting of Restricted Stock Units; Forfeiture of Restricted Stock Units.

(a)Vesting Schedule. Restricted Stock Units shall vest in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date. Vested units in a tranche shall be paid on the respective Scheduled Vesting Date, subject to the terms of this Agreement and the Plan.
TrancheNumber of UnitsScheduled Vesting Date
(b)Forfeiture of Restricted Stock Units. The Participant acknowledges that the Restricted Stock
Units awarded hereunder are subject to forfeiture if the Participant’s employment with the Company or any subsidiary or affiliated companies (the “Company”) terminates under certain circumstances before the respective Scheduled Vesting Dates, as herein provided.

(i)Termination for Cause. If the Participant’s employment with the Company is terminated by a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then these Restricted
Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited in their entirety. For the avoidance of doubt,
“Termination Date” for purposes of this Award will be deemed to occur as of the date
Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Involuntary Termination/Early Retirement. If the Participant’s employment by the Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11, or (i), (iv) or (v) herein or if the Participant retires on or after age 55 but before age 62, the unvested Restricted Stock Units that are in the tranche with a Scheduled
Vesting Date within 12 months of the Termination Date shall vest, in an amount equal to the pro-rata amount based on employment completed during the relevant 12 month tranche vesting period. All other unvested Restricted Stock Units shall be forfeited as of the
Termination Date. Restricted Stock Units that vest under this paragraph shall be paid (or deferred, if properly elected) on the respective Scheduled Vesting Date otherwise applicable to such tranche. No Restricted Stock Units shall vest upon involuntary termination under this provision without the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company.
(iii)Death. If a Participant dies while employed by the Company during any applicable vesting period, this Award shall become fully vested, effective as of the date of death, and shall be paid as of the first day of the month following death to the designated beneficiary or beneficiaries, or to the Participant's estate if no beneficiary is appropriately designated.
(iv)Normal Retirement. If the termination of employment is due to the Participant’s retirement on or after age 62, all Restricted Stock Units in unvested tranches shall vest, and be paid (or deferred, if properly elected) on each tranche’s respective Scheduled Vesting Date.
Notwithstanding the above, if the Termination Date is within twelve months of the Grant Date, the Award shall not fully vest but rather vest on a pro rata basis based on employment completed since Grant Date to the Termination Date within the first year of the Restricted
Period. Restricted Stock Units that vest under this paragraph shall be paid (or deferred, if properly elected) on the respective Scheduled Vesting Date otherwise applicable to such tranche. Notwithstanding the above, the terms of this paragraph shall not apply to a
Participant who, prior to a Change of Control, is terminated for cause as described in (b)(i)
above.
(v)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code Section 409A.
3.Dividend Equivalents. Any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the Award is settled and/or forfeited shall be credited notionally to the
Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying Restricted Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Restricted Stock

Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Restricted Stock Units to which they relate.

4.
Settlement of Restricted Stock Units. Settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the date on which payment is supposed to be made under this
Agreement, except where such settlement following a Section 409A Separation from Service requires a six-
month delay. The Company will provide for settlement in the form of shares of Stock.

5.
Non-Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this
Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted
Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.

6.
Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliated company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the
Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the
Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the
Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the
Restricted Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the
Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-
Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Restricted Stock Units or other awards granted to the
Participant or (iii) permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the
Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Restricted Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Restricted Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the
Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of Stock until arrangements satisfactory to the
Company have been made in connection with the Tax-Related Items.

7.
Restrictive Covenants; Confidential Information. The Participant agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:
a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the
Company.
b.[This Section 7.b. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
c.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
d.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.

e. I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.

8.
Nature of Grant. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units or other awards have been granted in the past;
(c)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(d)the Participant’s participation in the Plan is voluntary;
(e)the Restricted Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
(f)unless otherwise agreed with the Company, the Restricted Stock Units and any shares of Stock acquired upon vesting of the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any subsidiary or affiliate of the Company;
(g)the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(h)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(i)upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;
(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted
Stock Units resulting from termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the Restricted Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;

(k)  the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(l)
neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or any amounts due to the Participant pursuant to the vesting of the Restricted Stock Units or the subsequent sale of any shares of
Stock acquired upon vesting of the Restricted Stock Units.

9.
Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom,
please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN
55426-1347, U.S.A., is the controller responsible for the processing of the Participant’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any affiliated company, details of all Restricted Stock
Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the
Participant or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Participant’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE
Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Participant to administer the Restricted Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United
States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the
Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom)
or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data,
(iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of
Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Participant understands that providing the
Company with Data is necessary for the performance of the Agreement and that the
Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
(g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The
Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the
Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Restricted
Stock Units or any other equity award to the Participant or administer or maintain such awards.
Therefore, the Participant understands that refusing or withdrawing consent may affect the
Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.

10.	Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback Policies.
11.
Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Participant), the Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., restricted stock units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information.
Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party
(other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the
Participant’s personal advisor on this matter.

12.
Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its
Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

13.
English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units be drawn up in English. To the extent the Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.

14.
Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any special terms and conditions set forth in the Country-Specific Addendum to this Agreement (the
“Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.

15.
Not a Public Offering. The award of the Restricted Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Restricted Stock Units is not subject to the supervision of the local securities authorities. No employee of the Company or any of its Subsidiaries or affiliated companies is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of
Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Restricted Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.

16.
Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different). In addition, the
Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its
Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the Participant’s country of employment and country of residence, if different).

17.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the
Participant’s participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.

19.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
20.
Governing Law and Forum. Without limiting the effect of section 17, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

21.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

22.
Waiver. The waiver by the Company with respect to Employee’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this
Agreement, or of any subsequent breach by such party of a provision of this Agreement.

A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under Investor Information/Annual Reports.

GENERAL MILLS, INC.
GENERAL MILLS, INC.
RESTRICTED STOCK UNIT AWARD

GRANT DATE:
PARTICIPANT:	[Officer]
PERNR:
AGGREGATENUMBEROFUNITS AWARDED:
EXPIRATIONDATEOFRESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is
subject to the terms and conditions contained in the Plan document and this Restricted Stock Unit Award
Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii) hereby accepts the Restricted Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Restricted
Stock Units and/or does not consent and agree to the terms and conditions on which the Restricted Stock
Units are offered, as set forth in this Agreement and the Plan, then the Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The
Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc., and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the
“Restricted Stock Units”. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

2.	Vesting/Payment of Restricted Stock Units; Forfeiture.

(a)Vesting/Payment Schedule. Restricted Stock Units shall vest in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date. Vested units in a tranche shall be paid on the respective Scheduled Vesting Date, subject to the terms of this
Agreement and the Plan.
TrancheNumber of UnitsScheduled Vesting Date
(b)Forfeiture of Restricted Stock Units. The Participant acknowledges that the Restricted Stock
Units awarded hereunder are subject to forfeiture if the Participant’s employment with the Company or any subsidiary or affiliated companies (the “Company”) terminates under certain circumstances before the respective Scheduled Vesting Dates, as herein provided.
(i)Resignation or Termination for Cause. If the Participant’s employment with the Company is terminated by either (i) resignation, or (ii) a discharge due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then these Restricted Stock Units, to the extent they are not previously vested as of the Termination Date, shall for no consideration be cancelled and forfeited. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Involuntary Termination. If the Participant’s employment with the Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan
Section 11 (Change in Control), or (i), (iv) or (v) in this section 2, and only upon the execution
(without revoking) of an effective general legal release and such other documents as are satisfactory to the Company, the following rules shall apply:
a)In the event that at the Termination Date, the sum of the Participant’s age and years of service with the Company equals or exceeds 70, all Restricted Stock Units not previously vested shall become vested and be paid based on each tranche on the respective Scheduled Vesting Dates otherwise applicable to each tranche.
Notwithstanding the previous sentence, if the Termination Date is within twelve months of the Grant Date, the Award shall not fully vest but rather vest on a pro rata basis based on employment completed since grant prior to the Termination Date within the first year of the Restricted Period; the Restricted Stock Units that vest pursuant to the previous sentence shall be paid on the Scheduled Vesting Date applicable to the tranche under which they were awarded.
b)In the event that at the Termination Date, the sum of the Participant’s age and years of service with the Company is less than 70, the unvested Restricted Stock Units that are in the tranche with a Scheduled Vesting Date within 12 months of the Termination
Date shall vest, in an amount equal to the pro-rata amount based on employment completed during the relevant 12 month tranche vesting period. All other unvested
Restricted Stock Units shall be forfeited as of the Termination Date. All Restricted
Stock Units that vest under this paragraph shall be paid on the respective Scheduled
Vesting Date otherwise applicable to such tranche.
(iii)Death. If a Participant dies while employed by the Company during any applicable vesting period, this Award shall become fully vested, effective as of the date of death, and shall be paid as of the first day of the month following death to the designated beneficiary or beneficiaries, or to the Participant's estate if no beneficiary is appropriately designated.
(iv)Retirement. If the termination of employment is due to the Participant’s retirement on or after age 55 and completion of at least five (5) years of service with the Company, all
Restricted Stock Units in unvested tranches shall vest and be paid on each tranche’s respective Scheduled Vesting Date. Notwithstanding the above, if the Termination Date is within twelve months of the Grant Date, the Award shall not fully vest but rather vest on a pro rata basis based on employment completed since grant prior to the Termination Date within the first year of the Restricted Period; the Restricted Stock Units that vest pursuant to the previous sentence shall be paid on the Scheduled Vesting Date applicable to the tranche under which they were awarded. The terms of this paragraph shall not apply to a Participant who, prior to a Change of Control, is terminated for cause as described in (b)(i) above; said
Participant shall be treated as provided in (b)(i)
(v) Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code Section 409A.

3.
Dividend Equivalents. For Restricted Stock Units awarded hereunder, any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date until the Award is settled and/or forfeited shall be credited notionally to the Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents so
credited shall be paid if, and only to the extent, the underlying Restricted Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend
Equivalents credited in respect to Restricted Stock Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend
Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Restricted
Stock Units to which they relate.

4.
Settlement of Restricted Stock Units. Settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the date the Restricted Stock Units vest, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock. Awards subject to proper deferral elections shall be deferred into the
General Mills Deferred Compensation Plan.

5.
Non-Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this
Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted
Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.

6.
Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliated company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the
Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the
Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the
Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the
Restricted Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends, or dividend equivalents; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock
Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result.
Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-
Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Restricted Stock Units or other awards granted to the
Participant or (iii) permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the
Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Restricted Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Restricted Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the
Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of Stock until arrangements satisfactory to the
Company have been made in connection with the Tax-Related Items.

7.
Restrictive Covenants; Confidential Information. The Participant agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:
a. I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.

Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the
Company.
b.[This Section 7.b. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
c.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
d.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.

8.
Nature of Grant. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units or other awards have been granted in the past;
(c)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(d)the Participant’s participation in the Plan is voluntary;
(e)the Restricted Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
(f)unless otherwise agreed with the Company, the Restricted Stock Units and any shares of Stock acquired upon vesting of the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any subsidiary or affiliate of the Company;
(g)the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(h)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(i)upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;
(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted
Stock Units resulting from termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the Restricted Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
(k)the Restricted Stock Units and the rights evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan to have the Restricted Stock Units transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(l)
neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or any amounts due to the Participant pursuant to the vesting of the Restricted Stock Units or the subsequent sale of any shares of
Stock acquired upon vesting of the Restricted Stock Units.

9.
Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom,
please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN
55426-1347, U.S.A., is the controller responsible for the processing of the Participant’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any affiliated company, details of all Restricted Stock
Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the
Participant or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Participant’s consent as further described below.

(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE
Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Participant to administer the Restricted Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United
States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the
Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom)
or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data,
(iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of
Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Participant understands that providing the
Company with Data is necessary for the performance of the Agreement and that the
Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
(g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The
Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the
Plan. The Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Restricted
Stock Units or any other equity award to the Participant or administer or maintain such awards.
Therefore, the Participant understands that refusing or withdrawing consent may affect the

Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.
10.	Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback Policies.
11.
Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Participant), the Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., restricted stock units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information.
Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party
(other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the
Participant’s personal advisor on this matter.

12.
Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its
Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

13.
English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units be drawn up in English. To the extent the Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.

14.
Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any special terms and conditions set forth in the Country-Specific Addendum to this Agreement (the
“Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.

15.
Not a Public Offering. The award of the Restricted Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Restricted Stock Units is not subject to the supervision of the local securities authorities. No employee of the Company or any of its Subsidiaries or affiliated companies is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of
Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Restricted Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.

16.
Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different). In addition, the
Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its
Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the Participant’s country of employment and country of residence, if different).

17.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the
Participant’s participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.

19.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
20.
Governing Law and Forum. Without limiting the effect of section 17, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

21.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

22.
Waiver. The waiver by the Company with respect to Employee’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this
Agreement, or of any subsequent breach by such party of a provision of this Agreement.

A copy of the Plan and the Prospectus to the General Mills, Inc. 2022Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under Investor Information/Annual Reports.

GENERAL MILLS, INC.
GENERAL MILLS, INC.
RESTRICTED STOCK UNIT AWARD

GRANT DATE:
PARTICIPANT:	[Officer]
PERNR:
AGGREGATE NUMBER OF UNITS SUBJECT TO AWARD:
EXPIRATIONDATEOFRESTRICTED PERIOD:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is
subject to the terms and conditions contained in the Plan document and this Restricted Stock Unit Award
Agreement (“Agreement”). The Participant: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Participant has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii) hereby accepts the Restricted Stock Units subject to all of the terms and conditions set forth herein, and in the Plan. If the Participant does not wish to receive the Restricted
Stock Units and/or does not consent and agree to the terms and conditions on which the Restricted Stock
Units are offered, as set forth in this Agreement and the Plan, then the Participant must reject this Award via the website of the Company’s designated broker, no later than 60 days following the Grant Date. If the Participant rejects this Award, this Award will immediately be forfeited and cancelled. The
Participant’s failure to reject this Award within this 60 day period will constitute the Participant’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the above Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Participant" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Units. Each unit awarded represents the right to receive one share of the Company common stock, par value USD 0.10 per share (“Stock”). The units granted pursuant to this Agreement are referred to as the
“Restricted Stock Units”. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

2.	Vesting of Restricted Stock Units; Forfeiture of Restricted Stock Units.

(a)Vesting Schedule. Restricted Stock Units shall vest in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date. Vested units in a tranche shall be paid on the respective Scheduled Vesting Date, subject to the terms of this Agreement and the Plan.
TrancheNumber of UnitsScheduled Vesting Date
(b)Forfeiture of Restricted Stock Units. The Participant acknowledges that the Restricted Stock
Units awarded hereunder are subject to forfeiture if the Participant’s employment with the Company or any subsidiary or affiliated companies terminates under certain circumstances before the respective Vesting Dates, as herein provided.

(i)Termination for Cause. If the Participant’s employment with the Company or any subsidiary or affiliated companies is terminated due to Participant’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then these Restricted Stock Units, to the extent they are not fully vested as of the Termination Date, shall for no consideration be cancelled and forfeited in their entirety. For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Participant is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Death. If a Participant dies while employed by the Company or any subsidiary or affiliated companies during any applicable vesting period, this Award shall become fully vested, effective as of the date of death, and shall be paid as of the first day of the month following death to the designated beneficiary or beneficiaries, or to the
Participant's estate if no beneficiary is appropriately designated.
(iii)Other Terminations. If the voluntary termination of employment is prior to the third anniversary of the Grant Date, all unvested Restricted Stock Units shall be forfeited.
If, however, the Participant voluntarily terminates employment on or after the third anniversary of the Grant Date, this Award shall fully vest, and be paid on each tranche’s respective Scheduled Vesting Date. If the termination of employment is involuntary at the initiation of the Company, the Award shall be fully vested and paid on each tranche’s respective Scheduled Vesting Date, subject to the execution
(without revoking) of an effective general legal release. Notwithstanding the above, the terms of this paragraph shall not apply to a Participant who, prior to a Change of
Control, is terminated for cause as described in (b)(i) above; said Participant shall be treated as provided in (b)(i) above. In addition, if the provisions of the Plan
Section 11 (Change in Control) become operative they would over-ride the provisions of this paragraph.
(iv)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the
Company, the Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of these Awards. Such treatment shall be consistent with
Code Section 409A, and in particular will take into account whether a separation from service has occurred within the meaning of Code Section 409A.

3.
Dividend Equivalents. Any dividends or other distributions declared payable on the Company’s Stock on or after the Grant Date of this Award until the Award is settled and/or forfeited shall be credited notionally to the
Participant in an amount equal to such declared dividends or other distributions on an equivalent number of shares of Stock (“Dividend Equivalents”). Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying Restricted Stock Units to which they relate become unrestricted and vest, as provided under the terms of the Plan and this Agreement. Dividend Equivalents credited in respect to Restricted Stock
Units that are forfeited under the terms of the Plan and this document, are correspondingly forfeited. No interest or other earnings shall be credited on Dividend Equivalents. Vested Dividend Equivalents shall be paid in cash at the same time as the underlying Restricted Stock Units to which they relate.

4.
Settlement of Restricted Stock Units. Settlement shall be completed as soon as administratively practicable but in no event later than 30 days after the Expiration Date of the Restricted Period, except where such settlement following a Section 409A Separation from Service requires a six-month delay. The Company will provide for settlement in the form of shares of Stock.

5.
Non-Transferability. The Restricted Stock Units may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this
Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Restricted
Stock Units or of such rights contrary to the provisions hereof or in the Plan, the Restricted Stock Units and such rights shall immediately become null and void.

6.
Withholding of Tax. The Participant acknowledges that, regardless of any action taken by the Company or, if different, the subsidiary or affiliated company that employs the Participant (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the
Participant or deemed by the Company or the Employer in their discretion to be an appropriate charge to the
Participant even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the
Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Participant further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the
Restricted Stock Units, including, but not limited to, the grant, vesting, the subsequent sale of shares of Stock acquired pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Restricted Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or the
Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-
Related Items by one or a combination of the following: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Restricted Stock Units or other awards granted to the
Participant or (iii) permitting the Participant to tender to the Company cash or, if allowed by the Committee, shares of Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the
Participant will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Stock to be delivered upon vesting of the Restricted Stock Units, for tax purposes, the Participant is deemed to have been issued the full number of shares of Stock subject to the Restricted Stock Units, notwithstanding that a number of shares of Stock are held back solely for the purpose of paying the Tax-Related Items. The Participant will have no further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the
Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of shares of Stock until arrangements satisfactory to the
Company have been made in connection with the Tax-Related Items.

7.
Restrictive Covenants; Confidential Information. The Participant agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Award document. As a term and condition of this Award, Participant agrees to the following terms:

(a)I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as
Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency (including the Securities and Exchange Commission, Department of Justice, Equal Employment Opportunity
Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills. Examples of Confidential Information
include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the Company.
(b)[This Section 7.b. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General
Mills products, brand categories, processes, or related services.
(c)I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
(d)I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the
Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Award, termination and forfeiture of any unvested Units, and/or required payment to the Company of all or a portion of any monetary gains acquired by the Participant as a result of the Award, unless the Award vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.

8.	Nature of Grant. In accepting the Restricted Stock Units, the Participant acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units or other awards have been granted in the past;
(c)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(d)the Participant’s participation in the Plan is voluntary;
(e)the Restricted Stock Units and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Participant’s employment relationship (as otherwise may be permitted under local law);
(f)unless otherwise agreed with the Company, the Restricted Stock Units and any shares of Stock acquired upon vesting of the Restricted Stock Units, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Participant may provide as a director of any subsidiary or affiliate of the Company;
(g)the Restricted Stock Units and any shares of Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any subsidiary or affiliate of the Company;
(h)the future value of the shares of Stock underlying the Restricted Stock Units is unknown, indeterminable, and cannot be predicted with certainty;
(i)upon vesting of the Restricted Stock Units, the value of such shares of Stock may increase or decrease in value;
(j)no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted
Stock Units resulting from termination of the Participant’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the Restricted Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
(k)the Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Stock; and
(l)
neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the U.S. dollar that may affect the value of the Restricted Stock Units or any amounts due to the Participant pursuant to the vesting of the Restricted Stock Units or the subsequent sale of any shares of
Stock acquired upon vesting of the Restricted Stock Units.
9.Data Privacy. If the Participant would like to participate in the Plan, the Participant will need to review the information provided in this Section 9 and, where applicable, declare the Participant’s consent to the processing of personal data by the Company and the third parties stated below.
If the Participant is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom,
please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN
55426-1347, U.S.A., is the controller responsible for the processing of the Participant’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Participant, specifically, the Participant’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any affiliated company, details of all Restricted Stock Units or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Participant’s favor, which the Company receives from the Participant or the
Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Participant’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Participant is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Participant is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Participant’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial
Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share
Data with such service provider. The Company’s service provider will maintain an account for the
Participant to administer the Restricted Stock Units. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United
States and India. The Participant’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU
Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the Participant’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Participant’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Participant’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the
Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Participant is in the EU, EEA or United Kingdom) or the Participant’s consent (if the Participant is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Participant may have a number of rights under data privacy laws in the
Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv)
restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests,
(vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Participant can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Participant understands that providing the Company with Data is necessary for the performance of the Agreement and that the Participant’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan.
(g)Declaration of Consent (if the Participant is outside the EU, EEA and United Kingdom). The
Participant hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The
Participant understands that the Participant may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Participant does not consent or later seeks to revoke the Participant’s consent, the Participant’s employment status or service with the Employer will not be affected; the Participant’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Participant Restricted Stock Units or any other equity award to the Participant or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant should contact HR Direct.

10.	Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback Policies.
11.
Insider Trading; Market Abuse Laws. By participating in the Plan, the Participant agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Participant), the Participant further acknowledges that, depending on the Participant’s or his or her broker’s country of residence or where the shares of Stock are listed, the Participant may be subject to insider trading restrictions and/or market abuse laws that may affect the Participant’s ability to accept, acquire, sell or otherwise dispose of shares of Stock, rights to shares of Stock (e.g., restricted stock units) or rights linked to the value of shares of Stock, during such times the Participant is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Participant’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Participant places before he or she possessed inside information.
Furthermore, the Participant could be prohibited from (i) disclosing the inside information to any third party
(other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Participant understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and that the Participant should therefore consult the
Participant’s personal advisor on this matter.

12.
Electronic Delivery. The Participant agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its
Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Participant hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

13.
English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Restricted Stock Units be drawn up in English. To the extent the Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.

14.
Addendum. Notwithstanding any provisions in this Agreement, the Restricted Stock Units shall be subject to any special terms and conditions set forth in the Country-Specific Addendum to this Agreement (the
“Addendum”). Moreover, if the Participant transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.

15.
Not a Public Offering. The award of the Restricted Stock Units is not intended to be a public offering of securities in the Participant’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Restricted Stock Units is not subject to the supervision of the local securities authorities. No employee of the Company or any of its Subsidiaries or affiliated companies is permitted to advise the Participant on whether he/she should participate in the Plan. Acquiring shares of
Stock involves a degree of risk. Before deciding to participate in the Plan, the Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all of the materials related to the Restricted Stock Units and the Plan. In addition, the Participant should consult with his/her personal advisor for professional investment advice.

16.
Repatriation; Compliance with Law. The Participant agrees to repatriate all payments attributable to the shares of Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Participant’s country of employment (and country of residence, if different). In addition, the
Participant agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its
Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Participant’s country of employment (and country of residence, if different). Finally, the Participant agrees to take any and all actions as may be required to comply with the Participant’s personal obligations under local laws, rules and/or regulations in the Participant’s country of employment and country of residence, if different).

17.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the
Participant’s participation in the Plan, on the Restricted Stock Units, and on any shares of Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Restricted Stock Units. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.

19.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Participant.
20.
Governing Law and Forum. Without limiting the effect of section 17, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

21.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

22.
Waiver. The waiver by the Company with respect to Employee’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this
Agreement, or of any subsequent breach by such party of a provision of this Agreement.

A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under Investor Information/Annual Reports.

GENERAL MILLS, INC.
GENERAL MILLS, INC.
STOCK OPTION AWARD AGREEMENT

OPTIONEE:		[CEO]
PERNR:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is subject to the terms and conditions contained in the Plan document and this Stock Option Award Agreement
(“Agreement”). The Optionee: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Optionee has carefully read and is familiar with the provisions of this Agreement and the Plan, and (iii)
hereby accepts the Stock Option subject to all of the terms and conditions set forth herein, and in the Plan. If the Optionee does not wish to receive the Stock Option and/or does not consent and agree to the terms and conditions on which the Stock Option is offered, as set forth in this Agreement and the Plan, then the Optionee must reject this Award via the website of the Company’s designated broker, no later than 60 days following the
Grant Date. If the Optionee rejects this Award, this Award will immediately be forfeited and cancelled. The
Optionee’s exercise of this Award will also constitute the Optionee’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the below Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Optionee" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Stock Option. The Company grants to the Optionee under the Plan the following non-qualified option to purchase the Company's common stock, par value USD 0.10 per share (“Common Stock”). The option granted pursuant to this Agreement is referred to as the “Stock Option” and subject to the terms in this Agreement. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

Grant Date:
Expiration Date:
Option Shares:
Exercise Price per share:
Type of Stock Option:
2.	Vesting of Stock Option; Forfeiture of Stock Option.

(a)Vesting Schedule. The Stock Option shall vest and become exercisable in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date.
TrancheNumber of OptionsScheduled Date Exercisable
(b)Forfeiture of Stock Option. The Optionee acknowledges that the Stock Options granted hereunder are subject to forfeiture, and/or limited exercise period, if the Optionee’s employment with the Company or any
Subsidiary terminates under certain circumstances, as herein provided.

(i)Termination for Cause. If the Optionee’s employment with the Company is terminated at any time prior to the Expiration Date by a discharge due to Optionee’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then, to the extent the
Stock Option is vested as of the Termination Date, those tranches shall expire three (3) months after the
Termination Date (but in no event beyond the Expiration Date); and, if and to the extent the Stock Option is not fully vested as of the Termination Date, tranches not fully vested shall for no consideration be cancelled and forfeited immediately with no ability to be exercised. For the avoidance of doubt,
“Termination Date” for purposes of this Award will be deemed to occur as of the date Optionee is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Involuntary Termination/Early Retirement. If the Optionee’s employment by the Company terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11, or
(i), (iv) or (v) herein, and (A) if, and to the extent, the Award’s tranches are already vested and exercisable on the Termination Date, they shall remain exercisable for the lesser of one (1) year from the Termination
Date, or until the Expiration Date; and (B) if, and to the extent, tranches of the Award are not vested, solely the unvested tranche of the Award with a Scheduled Date Exercisable within 12 months of the
Termination Date shall vest and become exercisable as of the Termination Date, in an amount equal to the pro-rata amount based on actual employment completed during the tranche’s 12 month vesting period, with such newly-exercisable Stock Options remaining exercisable for one (1) year from the
Termination Date. Stock Options that do not become vested and exercisable based on the previous provisions shall be forfeited as of the Termination Date. No Stock Options shall vest upon involuntary termination under this provision without the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company. If the Optionee retires on or after age 55 but before age 62, the provisions of this paragraph shall apply except any vested Stock Options as of the Termination Date shall remain exercisable until the Expiration Date.
(iii)Death. If an Optionee dies while employed with the Company or any Subsidiary or affiliated companies during any applicable vesting period, this Award shall become fully vested and exercisable upon death and may be exercised by the person designated as such Optionee’s beneficiary or beneficiaries or, in the absence of such designation, by the Optionee’s estate. The Stock Option shall remain exercisable until the Expiration Date.
(iv)Normal Retirement. If the termination of employment is due to retirement on or after age 62, this
Award’s tranches shall continue to vest and become exercisable on each respective Scheduled Date
Exercisable, remaining exercisable until the Expiration Date. Notwithstanding the above, if the
Termination Date is within twelve months of the Grant Date, the Award shall vest on a pro rata basis based on employment completed from Grant Date to the Termination Date within the first year after
Grant Date and shall be exercisable until the Expiration Date beginning on the Scheduled Date
Exercisable for the tranche to which the option belongs. Stock Options that do not become vested and exercisable based on the previous provisions shall be forfeited as of the Termination Date.
(v)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of the Stock Option.
3.Exercise of the Option.
(a)Method of Exercise. Optionee may exercise the vested portion of the Stock Option (provided the Fair Market
Value of the shares of Common Stock exercised exceeds the exercise price) prior to the Expiration Date of the Stock Option by delivering a notice of exercise in such form as may be designated by the Company from time to time, or making the required electronic election with the Company’s designated broker, and paying the exercise price and any Tax-Related Items (as defined in section 5 below) and costs to the Company’s stock plan administrator or such other person as the Company may designate, together with such additional documents as the Company may then require pursuant to the terms of the Plan.
(b)Method of Payment. Payment of the exercise price may be made by one of the methods available under the Company’s exercise procedures, which may include:
(i)Payment by cash or check.
(ii)Payment by transfer to the Company of whole shares of Common Stock Optionee already owns having a Fair Market Value determined at the time of exercise of the Stock Option equal to, but not exceeding, the exercise price and any Tax-Related Items; and
(iii)A “same day sale” transaction pursuant to which a third party (engaged by you or the Company) loans funds to you to enable you to purchase shares of Common Stock and pay any Tax-Related Items, and then sells a sufficient number of the exercised shares of Common Stock on your behalf to enable you to repay the loan and any fees. The remaining shares of Common Stock and/or cash are then delivered by the third party to the Optionee.
The Company may suspend, or eliminate, various forms of permissible payment of the exercise price from time to time in its sole discretion. Further, notwithstanding any provision within this Agreement to the contrary, if the
Optionee is a resident or provides services outside of the United States, the Committee may require that the
Optionee (or in the event of the Optionee’s death, his or her legal representative, as the case may be) exercise the Stock Option in a method other than as specified above, may require the Optionee to exercise the Stock
Option only by means of a “same day sale” transaction (either a “sell-all” transaction or a “sell-to-cover”
transaction) as it determines in its sole discretion, or may require the Optionee to sell any shares of Common
Stock the Optionee acquires under the Plan immediately or within a specified period following the Optionee’s termination of employment with the Company or any Subsidiary or affiliated companies (in which case, the
Optionee hereby agrees that the Company shall have the authority to issue sale instructions in relation to such shares on the Optionee’s behalf).
(c)Responsibility for Exercise. The Optionee is responsible for taking any and all actions as may be required to exercise the Stock Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time.
The Optionee acknowledges that information regarding the procedures and requirements for the exercise of the Stock Option is available to the Optionee on request. Neither the Company nor any Subsidiary or affiliated companies shall have any duty or obligation to notify you of the Expiration Date of the Option.

4.
Non-Transferability. The Stock Option may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Stock Option or of such rights contrary to the provisions hereof or in the Plan, the Stock Option and such rights shall immediately become null and void.

5.
Withholding of Tax. The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary or affiliated company that employs the Optionee (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee or deemed by the Company or the Employer in their discretion to be an appropriate charge to the Optionee even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The Optionee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock Option, including, but not limited to, the grant, vesting, exercise and the subsequent sale of shares of Common Stock acquired pursuant to such vesting and exercise and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the
Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result.
Further, if the Optionee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; (ii) withholding from the shares of Common Stock to be delivered upon settlement of the Stock Option or other awards granted to the Optionee or (iii) permitting the Optionee to tender to the Company cash or, if allowed by the Committee, shares of Common Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the Optionee will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from the shares of Common Stock to be delivered upon vesting of the Stock Option, for tax purposes, the Optionee is deemed to have been issued the full number of shares of Common Stock subject to the
Stock Option, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items. The Optionee will have no further rights with respect to any shares of Common Stock that are retained by the Company pursuant to this provision.
The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Common
Stock or proceeds from the sale of shares of Common Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.

6.
Restrictive Covenants; Confidential Information. The Optionee agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Grant document. As a term and condition of this Grant, Optionee agrees to the following terms:
a. I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as
Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency (including the
Securities and Exchange Commission, Department of Justice, Equal Employment Opportunity
Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets.  Examples of

Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing Confidential
Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the Company.
b.[This Section 6.b. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the Company,
I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination
(including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
c.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
d.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Grant, termination and forfeiture of any unvested or un-exercised Options, and/or required payment to Company of all or a portion of any monetary gains acquired by Optionee as a result of the Grant, unless the Grant vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law

7.
Nature of Grant. In accepting the Stock Option, the Optionee acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the grant of the Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options or other awards have been granted in the past;
(c)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(d)the Optionee’s participation in the Plan is voluntary;
(e)the Stock Option and the Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Optionee’s employment relationship (as otherwise may be permitted under local law);
(f)unless otherwise agreed with the Company, the Stock Option and any shares of Common Stock acquired upon vesting and exercise of the Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Optionee may provide as a director of any of any Subsidiary or affiliate of the Company;

(g)the Stock Option and any shares of Common Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Subsidiary or affiliate of the Company;
(h)the future value of the shares of Common Stock underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty;
(i)if the underlying shares of Common Stock do not increase in value, the Stock Option will have no value;
(j)upon exercise of the Stock Option, the value of such shares of Common Stock may increase or decrease in value, even below the exercise price;
(k)no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Option resulting from termination of the Optionee’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the Stock Option, the
Optionee agrees not to institute any claim against the Company or the Employer;
(l)the Stock Option and the benefits evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan or provided by the Company in its discretion, to have the
Stock Option or any such benefits transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Common Stock; and
(m)neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. dollar that may affect the value of the Stock Option or any amounts due to the Optionee pursuant to the exercise of the Stock
Option or the subsequent sale of any shares of Common Stock acquired upon exercise of the Stock
Option.

8.
Data Privacy. If the Optionee would like to participate in the Plan, the Optionee will need to review the information provided in this Section 8 and, where applicable, declare the Optionee’s consent to the processing of personal data by the Company and the third parties stated below.
If the Optionee is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom, please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN 55426-1347,
U.S.A., is the controller responsible for the processing of the Optionee’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-
identifiable information about the Optionee, specifically, the Optionee’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the
Company or any affiliated company, details of all Stock Options or any other entitlement to shares of
Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Optionee’s favor, which the Company receives from the Optionee or the Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this
Agreement, implementing, administering and managing the Optionee’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Optionee is based in the EU, EEA or United Kingdom, the legal basis for the processing of the
Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Optionee is based in any other jurisdiction, the legal basis for the processing of the Data by the
Company is the Optionee’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE Financial
Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Optionee to administer the Stock Options. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United States and India. The Optionee’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Optionee is based in any other jurisdiction, the Data will be transferred from the Optionee’s jurisdiction to the Company and onward from the Company to any of its service providers based on the
Optionee’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Optionee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the
Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the
Optionee is in the EU, EEA or United Kingdom) or the Optionee’s consent (if the Optionee is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Optionee may have a number of rights under data privacy laws in the
Optionee’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Optionee is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests, (vi) portability of
Data, (vii) lodge complaints with competent authorities in the Optionee’s jurisdiction, and/or to (viii)
receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Optionee can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Optionee understands that providing the Company with
Data is necessary for the performance of the Agreement and that the Optionee’s refusal to provide the
Data would make it impossible for the Company to perform its contractual obligations and may affect the Optionee’s ability to participate in the Plan.
(g)Declaration of Consent (if the Optionee is outside the EU, EEA and United Kingdom). The Optionee hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the
Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan. The Optionee understands that the Optionee may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct.
If the Optionee does not consent or later seeks to revoke the Optionee’s consent, the Optionee’s employment status or service with the Employer will not be affected; the Optionee’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Stock Options to the Optionee or any other equity award to the Optionee or administer or maintain such awards.
Therefore, the Optionee understands that refusing or withdrawing consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee should contact HR Direct.

9.
Insider Trading; Market Abuse Laws. By participating in the Plan, the Optionee agrees to comply with the Company’s policy on insider trading (to the extent that it is applicable to the Optionee), the Optionee further acknowledges that, depending on the Optionee’s or his or her broker’s country of residence or where the shares of Common Stock are listed, the Optionee may be subject to insider trading restrictions and/or market abuse laws that may affect the
Optionee’s ability to accept, acquire, sell or otherwise dispose of shares of Common Stock, rights to shares of Common
Stock (e.g., stock options) or rights linked to the value of shares of Common Stock, during such times the Optionee is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Optionee’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee places before he or she possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Optionee understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable restrictions, and that the Optionee should therefore consult the Optionee’s personal advisor on this matter

10. 11.
Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback Policies.
Electronic Delivery. The Optionee agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications.
Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the
Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Optionee hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

12.
English Language. The Optionee acknowledges and agrees that it is the Optionee’s express intent that this Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the
Stock Option be drawn up in English. To the extent the Optionee has been provided with a copy of this Agreement, the
Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.

13.
Addendum. Notwithstanding any provisions in this Agreement, the Stock Option shall be subject to any special terms and conditions set forth in the Country-Specific Addendum to this Agreement (the “Addendum”). Moreover, if the
Optionee transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Optionee’s transfer).
The Addendum constitutes part of this Agreement.

14.
Not a Public Offering. The award of the Stock Option is not intended to be a public offering of securities in the
Optionee’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Stock Option is not subject to the supervision of the local securities authorities. No employee of the Company or any of its Subsidiaries or affiliated companies is permitted to advise the Optionee on whether he/she should participate in the Plan. Acquiring shares of Common Stock involves a degree of risk. Before deciding to participate in the Plan, the Optionee should carefully consider all risk factors relevant to the acquisition of shares of Common Stock under the Plan and carefully review all of the materials related to the Stock Option and the
Plan. In addition, the Optionee should consult with his/her personal advisor for professional investment advice.

15.
Repatriation; Compliance with Law. The Optionee agrees to repatriate all payments attributable to the shares of
Common Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Optionee’s country of employment (and country of residence, if different). In addition, the Optionee agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Optionee’s country of employment (and country of residence, if different). Finally, the Optionee agrees to take any and all actions as may be required to comply with the Optionee’s personal obligations under local laws, rules and/or regulations in the Optionee’s country of employment and country of residence, if different).

16.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on the Stock Option, and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the
Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

17.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the
Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Stock Option. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this
Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S.
Employee Retirement Income Security Act.

18.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Optionee.
19.
Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

20.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

21.
Waiver. The waiver by the Company with respect to Optionee’s (or any other participant’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under Investor Information/Annual Reports.

GENERAL MILLS, INC.
GENERAL MILLS, INC.
STOCK OPTION AWARD AGREEMENT

OPTIONEE:		[Officer]
PERNR:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is
subject to the terms and conditions contained in the Plan document and this Stock Option Award
Agreement (“Agreement”). The Optionee: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Optionee has carefully read and is familiar with the provisions of this
Agreement and the Plan, and (iii) hereby accepts the Stock Option subject to all of the terms and conditions set forth herein, and in the Plan. If the Optionee does not wish to receive the Stock Option and/or does not consent and agree to the terms and conditions on which the Stock Option is offered, as set forth in this Agreement and the Plan, then the Optionee must reject this Award via the website of the
Company’s designated broker, no later than 60 days following the Grant Date. If the Optionee rejects this Award, this Award will immediately be forfeited and cancelled. The Optionee’s exercise of this Award will also constitute the Optionee’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the below Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Optionee" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Stock Option. The Company grants to the Optionee under the Plan the following non-qualified option to purchase the Company's common stock, par value USD 0.10 per share (“Common Stock”). The option granted pursuant to this Agreement is referred to as the “Stock Option” and subject to the terms in this
Agreement. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

Grant Date:
Expiration Date:
Option Shares:
Exercise price per share:
Type of Stock Option:
2.	Vesting of Stock Option; Forfeiture.

(a) Vesting Schedule. The Stock Option shall vest and become exercisable in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date.
TrancheNumber of OptionsScheduled Date Exercisable

(b)Forfeiture of Stock Option. The Optionee acknowledges that the Stock Options granted hereunder are subject to forfeiture, and/or limited exercise period, if the Optionee’s employment with the
Company or any Subsidiary terminates under certain circumstances, as herein provided.
(i)Resignation or Termination for Cause. If the Optionee’s employment with the Company or any
Subsidiary or affiliated companies is terminated at any time prior to the Expiration Date by either
(i) resignation, or (ii) a discharge due to Optionee’s illegal activities, poor work performance, misconduct or violation of the Company’s Code of Conduct, policies or practices, then, to the extent the Option Shares are vested as of the Termination Date, they shall expire three (3)
months after the Termination Date (but in no event beyond the Expiration Date); and, if and to the extent the Option Shares are not vested as of the Termination Date, the unvested portions shall for no consideration be cancelled and forfeited immediately with no ability to be exercised.
For the avoidance of doubt, “Termination Date” for purposes of this Award will be deemed to occur as of the date Optionee is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave” or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Involuntary Termination. If the Optionee’s employment with the Company or any Subsidiary or affiliated companies terminates involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in Control), or (i), (iv) or (v) in this section 2, and only upon the execution (without revoking) of an effective general legal release and such other documents as are satisfactory to the Company, the following rules shall apply:
a)In the event that, at the Termination Date, the sum of the Optionee’s age and years of service with the Company or any Subsidiary or affiliated companies equals or exceeds
70, and (A) if, and to the extent, the Stock Option is not fully vested, then such unvested tranches shall continue to vest and become exercisable on each respective Scheduled Date
Exercisable and remain so until the Expiration Date; and (B) if, and to the extent, the Stock
Option is vested and exercisable, it shall remain so until the Expiration Date.
Notwithstanding the above, if the Termination Date is within twelve months of the Grant
Date, the Award shall vest on a pro rata basis based on employment completed since grant prior to the Termination Date within the first year after Grant Date, and shall be exercisable until the Expiration Date beginning on the Scheduled Date Exercisable for the tranche to which the option belongs
b)In the event that at the Termination Date, the sum of the Optionee’s age and years of service with the Company or any Subsidiary or affiliated companies is less than 70, and (A) if, and to the extent, the Award’s tranches are already vested and exercisable on the Termination
Date, they shall remain exercisable for the lesser of one (1) year from the Termination Date, or until the Expiration Date; and (B) if, and to the extent, tranches of the Award are not vested, solely the unvested tranche of the Award with a Scheduled Date Exercisable within
12 months of the Termination Date shall vest and become exercisable as of the Termination
Date, in an amount equal to the pro-rata amount based on employment completed during the tranche’s 12 month vesting period, with such newly-exercisable Stock Options remaining exercisable for one (1) year from the Termination Date. Stock Options that do not become vested and exercisable based on the previous provisions shall be forfeited as of the Termination Date.
(iii)Death. If an Optionee dies while employed with the Company or any Subsidiary or affiliated companies during any applicable vesting period, this Award shall become fully vested and exercisable upon death and may be exercised by the person designated as such Optionee’s beneficiary or beneficiaries or, in the absence of such designation, by the Optionee’s estate. The
Stock Option shall remain exercisable until the Expiration Date.
(iv)Retirement. If the termination of employment is due to the Optionee’s retirement on or after age
55 and completion of at least five (5) years of Company service, this Award’s tranches shall continue to vest and become exercisable on each respective Scheduled Date Exercisable, remaining exercisable until the Expiration Date. Notwithstanding the above, if the Termination
Date is within twelve months of the Grant Date, the Award shall vest on a pro rata basis based on employment completed since grant prior to the Termination Date within the first year after
Grant Date and shall be exercisable until the Expiration Date beginning on the Scheduled Date
Exercisable for the tranche to which the option belongs. The terms of this paragraph (iv) shall not apply to an Optionee who, prior to a Change of Control, is terminated for cause as described in (b)(i) above; said Optionee shall be treated as provided in (b)(i).
(v)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of the Stock Option.
3.Exercise of the Option.
(a)Method of Exercise. Optionee may exercise the vested portion of the Stock Option (provided the
Fair Market Value of the shares of Common Stock exercised exceeds the exercise price) prior to the
Expiration Date of the Stock Option or such earlier date indicated hereunder by delivering a notice of exercise in such form as may be designated by the Company from time to time, or making the required electronic election with the Company’s designated broker, and paying the exercise price and any Tax-Related Items (as defined in section 5 below) and costs to the Company’s stock plan administrator or such other person as the Company may designate, together with such additional documents as the Company may then require pursuant to the terms of the Plan.
(b)Method of Payment. Payment of the exercise price may be made by one of the methods available under the Company’s exercise procedures, which may include:
(i)Payment by cash or check.
(ii)Payment by transfer to the Company of whole shares of Common Stock Optionee already owns having a Fair Market Value determined at the time of exercise of the Stock Option equal to, but not exceeding, the exercise price and any Tax-Related Items; and
(iii)A “same day sale” transaction pursuant to which a third party (engaged by you or the Company)
loans funds to you to enable you to purchase shares of Common Stock and pay any Tax-
Related Items, and then sells a sufficient number of the exercised shares of Common Stock on your behalf to enable you to repay the loan and any fees. The remaining shares of Common
Stock and/or cash are then delivered by the third party to the Optionee.
The Company may suspend, or eliminate, various forms of permissible payment of the exercise price from time to time in its sole discretion. Further, notwithstanding any provision within this Agreement to the contrary, if the Optionee is a resident or provides services outside of the United States, the
Committee may require that the Optionee (or in the event of the Optionee’s death, his or her legal representative, as the case may be) exercise the Stock Option in a method other than as specified above, may require the Optionee to exercise the Stock Option only by means of a “same day sale”
transaction (either a “sell-all” transaction or a “sell-to-cover” transaction) as it determines in its sole discretion, or may require the Optionee to sell any shares of Common Stock the Optionee acquires under the Plan immediately or within a specified period following the Optionee’s termination of employment with the Company or any Subsidiary or affiliated companies (in which case, the Optionee hereby agrees that the Company shall have the authority to issue sale instructions in relation to such shares on the Optionee’s behalf).

(c) Responsibility for Exercise. The Optionee is responsible for taking any and all actions as may be required to exercise the Stock Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time. The Optionee acknowledges that information regarding the procedures and requirements for the exercise of the Stock Option is available to the Optionee on request. Neither the Company nor any Subsidiary or affiliated companies shall have any duty or obligation to notify you of the Expiration Date of the Option.

4.
Non-Transferability. The Stock Option may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement.
Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Stock Option or of such rights contrary to the provisions hereof or in the Plan, the Stock Option and such rights shall immediately become null and void.

5.
Withholding of Tax. The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary or affiliated company that employs the Optionee (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee or deemed by the Company or the Employer in their discretion to be an appropriate charge to the Optionee even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The
Optionee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock
Option, including, but not limited to, the grant, vesting, exercise and the subsequent sale of shares of Common
Stock acquired pursuant to such vesting and exercise and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the
Optionee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related
Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-
Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; (ii) withholding from the shares of
Common Stock to be delivered upon settlement of the Stock Option or other awards granted to the Optionee or (iii) permitting the Optionee to tender to the Company cash or, if allowed by the Committee, shares of
Common Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the
Optionee will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent.
If the obligation for Tax-Related Items is satisfied by withholding from the shares of Common Stock to be delivered upon vesting of the Stock Option, for tax purposes, the Optionee is deemed to have been issued the full number of shares of Common Stock subject to the Stock Option, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items. The Optionee will have no further rights with respect to any shares of Common Stock that are retained by the Company pursuant to this provision.
The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the
Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Common Stock or proceeds from the sale of shares of Common Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.
6.Restrictive Covenants; Confidential Information. The Optionee agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Grant document. As a term and condition of this Grant, Optionee agrees to the following terms:
a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the
Company.
b.[This Section 6.b. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
c.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
d.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Grant, termination and forfeiture of any unvested or un-exercised Options, and/or required payment to
Company of all or a portion of any monetary gains acquired by Optionee as a result of the Grant, unless the Grant vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
7.Nature of Grant. In accepting the Stock Option, the Optionee acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the grant of the Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options or other awards have been granted in the past;
(c)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(d)the Optionee’s participation in the Plan is voluntary;
(e)the Stock Option and the Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Optionee’s employment relationship (as otherwise may be permitted under local law);
(f)unless otherwise agreed with the Company, the Stock Option and any shares of Common
Stock acquired upon vesting and exercise of the Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Optionee may provide as a director of any of any Subsidiary or affiliate of the Company;
(g)the Stock Option and any shares of Common Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Subsidiary or affiliate of the Company;
(h)the future value of the shares of Common Stock underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty;
(i)if the underlying shares of Common Stock do not increase in value, the Stock Option will have no value;
(j)upon exercise of the Stock Option, the value of such shares of Common Stock may increase or decrease in value, even below the exercise price;
(k)no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock
Option resulting from termination of the Optionee’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the Stock Option, the Optionee agrees not to institute any claim against the Company or the
Employer;
(l)the Stock Option and the rights evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan to have the Stock Option transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Common Stock; and
(m)neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. dollar that may affect the value of the Stock Option or any amounts due to the Optionee pursuant to the exercise of the Stock Option or the subsequent sale of any shares of Common Stock acquired upon exercise of the Stock Option.
8.Data Privacy. If the Optionee would like to participate in the Plan, the Optionee will need to review the information provided in this Section 8 and, where applicable, declare the Optionee’s consent to the processing of personal data by the Company and the third parties stated below.
If the Optionee is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom,
please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN
55426-1347, U.S.A., is the controller responsible for the processing of the Optionee’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Optionee, specifically, the Optionee’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any affiliated company, details of all Stock Options or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Optionee’s favor, which the Company receives from the Optionee or the
Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Optionee’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Optionee is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Optionee is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Optionee’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE
Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Optionee to administer the Stock Options. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United
States and India. The Optionee’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Optionee is based in any other jurisdiction, the Data will be transferred from the
Optionee’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Optionee’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Optionee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Optionee is in the EU, EEA or United Kingdom) or
the Optionee’s consent (if the Optionee is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Optionee may have a number of rights under data privacy laws in the Optionee’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Optionee is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data,
(iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of
Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Optionee’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Optionee can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Optionee understands that providing the
Company with Data is necessary for the performance of the Agreement and that the Optionee’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Optionee’s ability to participate in the Plan.
(g)Declaration of Consent (if the Optionee is outside the EU, EEA and United Kingdom). The
Optionee hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.
The Optionee understands that the Optionee may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Optionee does not consent or later seeks to revoke the Optionee’s consent, the Optionee’s employment status or service with the Employer will not be affected; the Optionee’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Stock Options to the Optionee or any other equity award to the Optionee or administer or maintain such awards. Therefore, the
Optionee understands that refusing or withdrawing consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee should contact HR Direct.
9.Insider Trading; Market Abuse Laws. By participating in the Plan, the Optionee agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Optionee), the Optionee further acknowledges that, depending on the Optionee’s or his or her broker’s country of residence or where the shares of Common Stock are listed, the Optionee may be subject to insider trading restrictions and/or market abuse laws that may affect the Optionee’s ability to accept, acquire, sell or otherwise dispose of shares of Common
Stock, rights to shares of Common Stock (e.g., stock options) or rights linked to the value of shares of Common

Stock, during such times the Optionee is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Optionee’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee places before he or she possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Optionee understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable restrictions, and that the Optionee should therefore consult the Optionee’s personal advisor on this matter

10. 11.
Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback
Policies.
Electronic Delivery. The Optionee agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Optionee hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

12.
English Language. The Optionee acknowledges and agrees that it is the Optionee’s express intent that this
Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Stock Option be drawn up in English. To the extent the Optionee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.

13.
Addendum. Notwithstanding any provisions in this Agreement, the Stock Option shall be subject to any special terms and conditions set forth in the Country-Specific Addendum to this Agreement (the “Addendum”).
Moreover, if the Optionee transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Optionee’s transfer). The Addendum constitutes part of this Agreement.

14.
Not a Public Offering. The award of the Stock Option is not intended to be a public offering of securities in the
Optionee’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Stock Option is not subject to the supervision of the local securities authorities. No employee of the Company or any of its Subsidiaries or affiliated companies is permitted to advise the Optionee on whether he/she should participate in the Plan. Acquiring shares of Common Stock involves a degree of risk. Before deciding to participate in the Plan, the Optionee should carefully consider all risk factors relevant to the acquisition of shares of Common Stock under the Plan and carefully review all of the materials related to the Stock Option and the Plan. In addition, the Optionee should consult with his/her personal advisor for professional investment advice.

15.
Repatriation; Compliance with Law. The Optionee agrees to repatriate all payments attributable to the shares of Common Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Optionee’s country of employment (and country of residence, if different). In addition, the
Optionee agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its
Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Optionee’s country of employment (and country of residence, if different). Finally, the Optionee agrees to take any and all actions as may be required to comply with the Optionee’s personal obligations under local laws, rules and/or regulations in the Optionee’s country of employment and country of residence, if different).

16.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the
Optionee’s participation in the Plan, on the Stock Option, and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

17.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Stock Option. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.

18.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Optionee.
19.
Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

20.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

21.
Waiver. The waiver by the Company with respect to Optionee’s (or any other optionee’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this
Agreement, or of any subsequent breach by such party of a provision of this Agreement

A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under Investor Information/Annual Reports.
GENERAL MILLS, INC.

GENERAL MILLS, INC.
STOCK OPTION AWARD AGREEMENT

OPTIONEE:		[Officer]
PERNR:
This Award is made under the General Mills, Inc. 2022 Stock Compensation Plan (the "Plan"), and is
subject to the terms and conditions contained in the Plan document and this Stock Option Award
Agreement (“Agreement”). The Optionee: (i) acknowledges receipt of a copy of the Plan and Plan prospectus, (ii) represents that the Optionee has carefully read and is familiar with the provisions of this
Agreement and the Plan, and (iii) hereby accepts the Stock Option subject to all of the terms and conditions set forth herein, and in the Plan. If the Optionee does not wish to receive the Stock Option and/or does not consent and agree to the terms and conditions on which the Stock Option is offered, as set forth in this Agreement and the Plan, then the Optionee must reject this Award via the website of the
Company’s designated broker, no later than 60 days following the Grant Date. If the Optionee rejects this Award, this Award will immediately be forfeited and cancelled. The Optionee’s exercise of this Award will also constitute the Optionee’s acceptance of this Award and all terms and conditions of this Award, as set forth in this Agreement and the Plan.

THIS AWARD, dated on the below Grant Date, is made by General Mills, Inc., (the "Company"), and made to the person named above (the "Optionee" or referred to as “I”, “you”, or “my”) (“Award”).
1.
Award of Stock Option. The Company grants to the Optionee under the Plan the following non-qualified option to purchase the Company's common stock, par value USD 0.10 per share (“Common Stock”). The option granted pursuant to this Agreement is referred to as the “Stock Option” and subject to the terms in this
Agreement. Except as otherwise defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan.

Grant Date:
Expiration Date:
Option Shares:
Exercise price per share:
Type of Stock Option:
2.	Vesting of Stock Option; Forfeiture.

(a) Vesting Schedule. The Stock Option shall vest and become exercisable in tranches, each tranche having its own 12 month vesting period occurring consecutively, starting on the Grant Date.
TrancheNumber of OptionsScheduled Date Exercisable

(b)Forfeiture of Stock Option. The Optionee acknowledges that the Stock Options granted hereunder are subject to forfeiture, and/or limited exercise period, if the Optionee’s employment with the
Company or any subsidiary terminates under certain circumstances, as herein provided.
(i)Termination for Cause. If the Optionee’s employment with the Company or any subsidiary or affiliated companies is terminated at any time prior to the Expiration Date by a discharge due to
Optionee’s illegal activities, poor work performance, misconduct or violation of the Company’s
Code of Conduct, policies or practices, then, to the extent the Option Shares are vested as of the Termination Date, they shall expire three (3) months after the Termination Date (but in no event beyond the Expiration Date); and, if and to the extent the Option Shares are not vested as of the Termination Date, the unvested portions shall for no consideration be cancelled and forfeited immediately with no ability to be exercised. For the avoidance of doubt, “Termination
Date” for purposes of this Award will be deemed to occur as of the date Optionee is no longer actively providing services as an employee, unless otherwise determined by the Company in its sole discretion, and no vesting shall continue during any notice period that may be specified under contract or applicable law with respect to such termination, including any “garden leave”
or similar period, except as may otherwise be permitted in the Company’s sole discretion.
(ii)Death. If an Optionee dies while employed with the Company or any Subsidiary or affiliated companies during any applicable vesting period, this Award shall become fully vested and exercisable upon death and may be exercised by the person designated as such Optionee’s beneficiary or beneficiaries or, in the absence of such designation, by the Optionee’s estate. The
Stock Option shall remain exercisable until the Expiration Date.
(iii)Other Terminations. If the voluntary termination of employment is prior to the third anniversary of the Grant Date, then the unvested tranches of this Award shall forfeit in their entirety, and to the extent the Stock Options are vested and exercisable, they shall remain so until the Expiration
Date. If, however, the Optionee voluntarily terminates employment on or after the third anniversary of the Grant Date, this Award’s unvested tranches shall fully vest and become exercisable on each respective Scheduled Date Exercisable, remaining exercisable until the
Expiration Date. If the termination of employment is involuntary at the initiation of the Company, and upon the execution (without revoking) of an effective general legal release, the Award shall be fully vested and exercisable on each respective Scheduled Date Exercisable, remaining exercisable until the Expiration Date . Notwithstanding the above, the terms of this paragraph shall not apply to a Optionee who, prior to a Change of Control, is terminated for cause as described in (b)(i) above; said Optionee shall be treated as provided in (b)(i) above. In addition, if the provisions of the Plan Section 11 (Change in Control) become operative they would over-
ride the provisions of this paragraph.
(iv)Spin-offs and Other Divestitures. If the termination of employment is due to the divestiture, cessation, transfer, or spin-off of a line of business or other activity of the Company, the
Committee, in its sole discretion, shall determine the conversion, vesting, or other treatment of the Stock Option.
3.Exercise of the Option.
(a)Method of Exercise. Optionee may exercise the vested portion of the Stock Option (provided the
Fair Market Value of the shares of Common Stock exercised exceeds the exercise price) prior to the
Expiration Date of the Stock Option or such earlier date indicated hereunder by delivering a notice of exercise in such form as may be designated by the Company from time to time, or making the required electronic election with the Company’s designated broker, and paying the exercise price and any Tax-Related Items (as defined in section 5 below) and costs to the Company’s stock plan administrator or such other person as the Company may designate, together with such additional documents as the Company may then require pursuant to the terms of the Plan.

(b)Method of Payment. Payment of the exercise price may be made by one of the methods available under the Company’s exercise procedures, which may include:
(i)Payment by cash or check.
(ii)Payment by transfer to the Company of whole shares of Common Stock Optionee already owns having a Fair Market Value determined at the time of exercise of the Stock Option equal to, but not exceeding, the exercise price and any Tax-Related Items; and
(iii)A “same day sale” transaction pursuant to which a third party (engaged by you or the Company)
loans funds to you to enable you to purchase shares of Common Stock and pay any Tax-
Related Items, and then sells a sufficient number of the exercised shares of Common Stock on your behalf to enable you to repay the loan and any fees. The remaining shares of Common
Stock and/or cash are then delivered by the third party to the Optionee.
The Company may suspend, or eliminate, various forms of permissible payment of the exercise price from time to time in its sole discretion. Further, notwithstanding any provision within this Agreement to the contrary, if the Optionee is a resident or provides services outside of the United States, the
Committee may require that the Optionee (or in the event of the Optionee’s death, his or her legal representative, as the case may be) exercise the Stock Option in a method other than as specified above, may require the Optionee to exercise the Stock Option only by means of a “same day sale”
transaction (either a “sell-all” transaction or a “sell-to-cover” transaction) as it determines in its sole discretion, or may require the Optionee to sell any shares of Common Stock the Optionee acquires under the Plan immediately or within a specified period following the Optionee’s termination of employment with the Company or any Subsidiary or affiliated companies (in which case, the Optionee hereby agrees that the Company shall have the authority to issue sale instructions in relation to such shares on the Optionee’s behalf).
(c)Responsibility for Exercise. The Optionee is responsible for taking any and all actions as may be required to exercise the Stock Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established from time to time. The Optionee acknowledges that information regarding the procedures and requirements for the exercise of the Stock Option is available to the Optionee on request. Neither the Company nor any Subsidiary or affiliated companies shall have any duty or obligation to notify you of the Expiration Date of the Option.

4.
Non-Transferability. The Stock Option may not be sold, assigned, pledged, exchanged, hypothecated, encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement.
Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Stock Option or of such rights contrary to the provisions hereof or in the Plan, the Stock Option and such rights shall immediately become null and void.

5.
Withholding of Tax. The Optionee acknowledges that, regardless of any action taken by the Company or, if different, the Subsidiary or affiliated company that employs the Optionee (the “Employer”), the ultimate liability for all income tax, social contributions, payroll tax, fringe benefits tax, payment on account, hypothetical tax or other tax-related items related to the Optionee’s participation in the Plan and legally applicable to the Optionee or deemed by the Company or the Employer in their discretion to be an appropriate charge to the Optionee even if legally applicable to the Company or the Employer (“Tax-Related Items”), is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company or the Employer, if any. The
Optionee further acknowledges that the Company and/or the Employer (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock
Option, including, but not limited to, the grant, vesting, exercise and the subsequent sale of shares of Common
Stock acquired pursuant to such vesting and exercise and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Stock Option to reduce or eliminate the Optionee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the

Optionee is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Optionee acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related
Items in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Optionee agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall satisfy the obligations with regard to all Tax-
Related Items by one or a combination of the following: (i) withholding from the Optionee’s wages or other cash compensation paid to the Optionee by the Company and/or the Employer; (ii) withholding from the shares of
Common Stock to be delivered upon settlement of the Stock Option or other awards granted to the Optionee or (iii) permitting the Optionee to tender to the Company cash or, if allowed by the Committee, shares of
Common Stock.
Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other applicable withholding rates, including maximum applicable rates, in which case the
Optionee will receive a refund of any over-withheld amount and will have no entitlement to the share equivalent.
If the obligation for Tax-Related Items is satisfied by withholding from the shares of Common Stock to be delivered upon vesting of the Stock Option, for tax purposes, the Optionee is deemed to have been issued the full number of shares of Common Stock subject to the Stock Option, notwithstanding that a number of shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items. The Optionee will have no further rights with respect to any shares of Common Stock that are retained by the Company pursuant to this provision.
The Optionee agrees to pay to the Company or the Employer any amount of Tax-Related Items that the
Company or the Employer may be required to withhold or account for as a result of the Optionee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver shares of Common Stock or proceeds from the sale of shares of Common Stock until arrangements satisfactory to the Company have been made in connection with the Tax-Related Items.
6.Restrictive Covenants; Confidential Information. The Optionee agrees to cooperate with the Company in any way needed in order to comply with, or fulfill the terms of the Plan and this Grant document. As a term and condition of this Grant, Optionee agrees to the following terms:
a.I agree to use General Mills Confidential Information only as needed in the performance of my duties, to hold and protect such information as confidential to the Company, and not to engage in any unauthorized use or disclosure of such information for so long as such information qualifies as Confidential Information. I agree that after my employment with the Company terminates for any reason, including “retirement” as that term is used in the Plan, I will not use or disclose, directly or indirectly, Company Confidential Information or trade secrets for any purpose, unless I get the prior written consent of my manager to do so.
This document does not prevent me from filing a complaint with a government agency
(including the Securities and Exchange Commission, Department of Justice, Equal
Employment Opportunity Commission and others) or from participating in an agency proceeding. This document also does not prevent me from providing an agency with information, including this document, unless such information is legally protected from disclosure to third parties. I do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as provided in 18 U.S.C. 1833(b), I cannot be held criminally or civilly liable under any federal or state trade secret law for making a trade secret disclosure: (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General Mills Confidential Information means any non-public information I create, receive, use or observe in the performance of my job at General Mills, including trade secrets. Examples of Confidential Information include marketing, merchandising, business plans, business methods, pricing, purchasing, licensing, contracts, employee, supplier or customer information, financial data, technological developments, manufacturing processes and specifications, product formulas, ingredient specifications, software code, and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing
Confidential Information, as well as all other documents and other tangible items provided to me by General Mills, or developed by me in connection with my employment with the
Company.
b.[This Section 6.b. does not apply to California, Colorado, Minnesota, and Washington -based employees.] I agree that for one year after I leave the Company, including retiring from the
Company, I will not work on any product, brand category, process, or service: (A) on which I worked, or about which I had access to Confidential Information, in the year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with General Mills products, brand categories, processes, or related services.
c.I agree that for one year after I leave General Mills, including retiring from the Company, I will refrain from directly or indirectly soliciting Company employees for the purpose of hiring them or inducing them to leave their employment with the Company.
d.I agree that after I leave General Mills, including retiring from the Company, I will indefinitely refrain from using Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the obligations set forth in this paragraph may result in the rescission of the Grant, termination and forfeiture of any unvested or un-exercised Options, and/or required payment to
Company of all or a portion of any monetary gains acquired by Optionee as a result of the Grant, unless the Grant vested and was settled more than four (4) years prior to the breach. The foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
7.Nature of Grant. In accepting the Stock Option, the Optionee acknowledges and agrees that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company, in its sole discretion, at any time (subject to any limitations set forth in the Plan);
(b)the grant of the Stock Option is voluntary and occasional and does not create any contractual or other right to receive future grants of stock options, or benefits in lieu of stock options, even if stock options or other awards have been granted in the past;
(c)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;
(d)the Optionee’s participation in the Plan is voluntary;
(e)the Stock Option and the Optionee’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment contract with the Company or any of its Subsidiaries or affiliated companies and shall not interfere with the ability of the Company or the Employer, as applicable, to terminate the Optionee’s employment relationship (as otherwise may be permitted under local law);
(f)unless otherwise agreed with the Company, the Stock Option and any shares of Common
Stock acquired upon vesting and exercise of the Stock Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service the Optionee may provide as a director of any of any Subsidiary or affiliate of the Company;
(g)the Stock Option and any shares of Common Stock acquired under the Plan and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, the Employer or any Subsidiary or affiliate of the Company;
(h)the future value of the shares of Common Stock underlying the Stock Option is unknown, indeterminable, and cannot be predicted with certainty;
(i)if the underlying shares of Common Stock do not increase in value, the Stock Option will have no value;
(j)upon exercise of the Stock Option, the value of such shares of Common Stock may increase or decrease in value, even below the exercise price;
(k)no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock
Option resulting from termination of the Optionee’s employment (for any reason whatsoever and whether or not in breach of local labor laws or later found invalid) and, in consideration of the Stock Option, the Optionee agrees not to institute any claim against the Company or the
Employer;
(l)the Stock Option and the rights evidenced by this Agreement do not create any entitlement not otherwise specifically provided for in the Plan to have the Stock Option transferred to, or assumed by, another company, nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Common Stock; and
(m)neither the Company nor any of its Subsidiaries or affiliated companies shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. dollar that may affect the value of the Stock Option or any amounts due to the Optionee pursuant to the exercise of the Stock Option or the subsequent sale of any shares of Common Stock acquired upon exercise of the Stock Option.
8.Data Privacy. If the Optionee would like to participate in the Plan, the Optionee will need to review the information provided in this Section 8 and, where applicable, declare the Optionee’s consent to the processing of personal data by the Company and the third parties stated below.
If the Optionee is based in the European Union (“EU”), European Economic Area (“EEA”) or United Kingdom,
please note that General Mills, Inc. with registered address at One General Mills Boulevard, Minneapolis, MN
55426-1347, U.S.A., is the controller responsible for the processing of the Optionee’s personal data in connection with the Agreement and the Plan.
(a)Data Collection and Usage. The Company collects, processes, uses and transfers certain personally-identifiable information about the Optionee, specifically, the Optionee’s name, home address and telephone number, email address, date of birth, social insurance, passport number or other identification number, salary, nationality, job title, any shares of Stock or directorships held in the Company or any affiliated company, details of all Stock Options or any other entitlement to shares of Stock awarded, canceled, exercised, settled, vested, unvested or outstanding in the Optionee’s favor, which the Company receives from the Optionee or the
Employer (the “Data”). The Company collects, processes and uses the Data for the purposes of performing its contractual obligations under this Agreement, implementing, administering and managing the Optionee’s participation in the Plan and facilitating compliance with applicable tax and securities law.
If the Optionee is based in the EU, EEA or United Kingdom, the legal basis for the processing of the Data by the Company is the necessity of the processing for the Company to perform its contractual obligations under this Agreement and the Plan and the Company’s legitimate business interests of managing the Plan, administering employee equity awards and complying with its contractual and statutory obligations.
If the Optionee is based in any other jurisdiction, the legal basis for the processing of the Data by the Company is the Optionee’s consent as further described below.
(b)Stock Plan Administration Service Providers. The Company transfers Data to E*TRADE
Financial Corporate Services, Inc. (including its affiliated companies), an independent service provider which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider, which will in a similar manner, share Data with such service provider. The Company’s service provider will maintain an account for the Optionee to administer the Stock Options. The processing of Data will take place through both electronic and non-electronic means. Data will only be accessible by those individuals requiring access to it for purposes of implementing, administering and operating the Plan.
(c)International Data Transfers. The Company and its service providers are based in the United
States and India. The Optionee’s country or jurisdiction may have different data privacy laws and protections than the United States and India. An appropriate level of protection can be achieved by implementing safeguards such as the Standard Contractual Clauses adopted by the EU Commission.
If the Optionee is based in any other jurisdiction, the Data will be transferred from the
Optionee’s jurisdiction to the Company and onward from the Company to any of its service providers based on the Optionee’s consent, as further described below.
(d)Data Retention. The Company will use the Data only as long as necessary to implement, administer and manage the Optionee’s participation in the Plan, or as required to comply with legal or regulatory obligations, including tax and securities laws. When the Company no longer needs the Data, the Company will remove it from its systems. If the Company keeps data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations (if the Optionee is in the EU, EEA or United Kingdom) or
the Optionee’s consent (if the Optionee is outside the EU, EEA or United Kingdom).
(e)Data Subject Rights. The Optionee may have a number of rights under data privacy laws in the Optionee’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Optionee is based, such rights may include the right to (i) request access to, or copies of, the Data processed by the Company, (ii) rectification of incorrect Data,
(iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of
Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Optionee’s jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients of Data. To receive clarification regarding these rights or to exercise these rights, the Optionee can contact HR Direct.
(f)Necessary Disclosure of Personal Data. The Optionee understands that providing the
Company with Data is necessary for the performance of the Agreement and that the Optionee’s refusal to provide the Data would make it impossible for the Company to perform its contractual obligations and may affect the Optionee’s ability to participate in the Plan.
(g) Declaration of Consent (if the Optionee is outside the EU, EEA and United Kingdom). The
Optionee hereby unambiguously consents to the collection, use and transfer, in electronic or other form, of the Data, as described above and in any other grant materials, by and among, as applicable, the Employer, the Company and any affiliated company for the exclusive purpose of implementing, administering and managing the Optionee’s participation in the Plan.
The Optionee understands that the Optionee may, at any time, refuse or withdraw the consents herein, in any case without cost, by contacting HR Direct. If the Optionee does not consent or later seeks to revoke the Optionee’s consent, the Optionee’s employment status or service with the Employer will not be affected; the Optionee’s consequence of refusing or withdrawing consent is that the Company would not be able to award the Stock Options to the Optionee or any other equity award to the Optionee or administer or maintain such awards. Therefore, the
Optionee understands that refusing or withdrawing consent may affect the Optionee’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee should contact HR Direct.

9.
Insider Trading; Market Abuse Laws. By participating in the Plan, the Optionee agrees to comply with the
Company’s policy on insider trading (to the extent that it is applicable to the Optionee), the Optionee further acknowledges that, depending on the Optionee’s or his or her broker’s country of residence or where the shares of Common Stock are listed, the Optionee may be subject to insider trading restrictions and/or market abuse laws that may affect the Optionee’s ability to accept, acquire, sell or otherwise dispose of shares of Common
Stock, rights to shares of Common Stock (e.g., stock options) or rights linked to the value of shares of Common
Stock, during such times the Optionee is considered to have “inside information” regarding the Company as defined by the laws or regulations in the Optionee’s country. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee places before he or she possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. The Optionee understands that third parties include fellow employees. Any restriction under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable restrictions, and that the Optionee should therefore consult the Optionee’s personal advisor on this matter

10. 11.
Clawback. This Award is specifically made subject to the Company’s Executive Compensation Clawback
Policies.
Electronic Delivery. The Optionee agrees, to the fullest extent permitted by law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company and its Subsidiaries or affiliated companies may deliver in connection with this grant and any other grants offered by the Company, including prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. Electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering the Plan. By accepting this grant, whether electronically or otherwise, the Optionee hereby consents to participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.

12.
English Language. The Optionee acknowledges and agrees that it is the Optionee’s express intent that this
Agreement and the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Stock Option be drawn up in English. To the extent the Optionee has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Award in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.

13.
Addendum. Notwithstanding any provisions in this Agreement, the Stock Option shall be subject to any special terms and conditions set forth in the Country-Specific Addendum to this Agreement (the “Addendum”).
Moreover, if the Optionee transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Optionee, to the extent the Company determines that the application of such terms and conditions is necessary or advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Optionee’s transfer). The Addendum constitutes part of this Agreement.

14.
Not a Public Offering. The award of the Stock Option is not intended to be a public offering of securities in the
Optionee’s country of employment (or country of residence, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the award of the Stock Option is not subject to the supervision of the local securities authorities. No employee of the Company or any of its Subsidiaries or affiliated companies is permitted to advise the Optionee on whether he/she should participate in the Plan. Acquiring shares of Common Stock involves a degree of risk. Before deciding to participate in the Plan, the Optionee should carefully consider all risk factors relevant to the acquisition of shares of Common Stock under the Plan and carefully review all of the materials related to the Stock Option and the Plan. In addition, the Optionee should consult with his/her personal advisor for professional investment advice.

15.
Repatriation; Compliance with Law. The Optionee agrees to repatriate all payments attributable to the shares of Common Stock and/or cash acquired under the Plan in accordance with applicable foreign exchange rules and regulations in the Optionee’s country of employment (and country of residence, if different). In addition, the
Optionee agrees to take any and all actions, and consent to any and all actions taken by the Company and any of its Subsidiaries and affiliated companies, as may be required to allow the Company and any of its
Subsidiaries and affiliated companies to comply with local laws, rules and/or regulations in the Optionee’s country of employment (and country of residence, if different). Finally, the Optionee agrees to take any and all actions as may be required to comply with the Optionee’s personal obligations under local laws, rules and/or regulations in the Optionee’s country of employment and country of residence, if different).

16.
Imposition of Other Requirements. The Company reserves the right to impose other requirements on the
Optionee’s participation in the Plan, on the Stock Option, and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

17.
Committee’s Powers. No provision contained in this Agreement shall in any way terminate, modify or alter, or be construed or interpreted as terminating, modifying or altering any of the powers, rights or authority vested in the Committee or, to the extent delegated, in its delegate, pursuant to the terms of the Plan or resolutions adopted in furtherance of the Plan, including, without limitation, the right to make certain determinations and elections with respect to the Stock Option. Any dispute regarding the interpretation of this Agreement or the terms of the Plan shall be submitted to the Committee or its delegate who shall have the discretionary authority to construe the terms of this Agreement, the Plan, and all documents ancillary to this Award. The decisions of the Committee or its delegate shall be final and binding and any reviewing court of law or other party shall defer to its decision, overruling if, and only if, it is arbitrary and capricious. In no way is it intended that this review standard subject the Plan or Award to the U.S. Employee Retirement Income Security Act.

18.	Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under the Optionee.
19.
Governing Law and Forum. Without limiting the effect of section 16, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.

20.
Severability. The provisions of this Agreement are severable and if any one or more of the provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the Agreement shall be reformed and construed so that it would be enforceable to the maximum extent legally possible, and if it cannot be so reformed and construed, as if such unenforceable provision, or part thereof, had never been contained herein.

21.
Waiver. The waiver by the Company with respect to Optionee’s (or any other optionee’s) compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this
Agreement, or of any subsequent breach by such party of a provision of this Agreement

A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation Plan is available on G&Me by searching “2022 Stock Compensation Plan”. A copy of the Company’s latest Annual Report on Form 10-K is also available on the Company’s website at www.generalmills.com under Investor Information/Annual Reports.
GENERAL MILLS, INC.